                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act File Number 811-06351


                              Green Century Funds


                               114 State Street
                                   Suite 200
                               Boston, MA 02109
________________________________________________________________________________
                   (Address of principal executive offices)


                    Green Century Capital Management, Inc.
                               114 State Street
                                   Suite 200
                               Boston, MA 02109
________________________________________________________________________________
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 482-0800


Date of fiscal year end: July 31


Date of reporting period: July 31, 2006

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                                         ANNUAL REPORT
                           Green Century Balanced Fund
                             Green Century Equity Fund
[LOGO] GREEN CENTURY FUNDS               July 31, 2006

An investment for your future.(R)  114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds(R), call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
--------------------------------------------------------------------------------
Dear Green Century Funds Shareholder:

Welcome to the 15th Annual Report of the Green Century Funds (the "Funds"). Over fifteen years ago, a partnership of non-profit environmental advocacy organizations founded a unique family of no-load environmentally responsible mutual funds. The Funds' administrator, Green Century Capital Management, Inc. ("Green Century"), has sustained consistent goals over the years since the Funds' founding by:

   . Offering people who care about a clean, healthy planet an opportunity to invest in environmentally responsible companies;
   . Advocating for improved corporate environmental practices and a greener future; and
   . Supporting the founding organizations' advocacy efforts.

While Green Century's mission remains unchanged, Green Century has proposed and implemented several structural changes for the Funds over the past year in an effort to further benefit the Funds' shareholders, grow the Funds, and contribute to the environmentally responsible investing movement. First, Green Century welcomed Trillium Asset Management Corporation ("Trillium") as the portfolio manager and subadvisor of the Green Century Balanced Fund (the "Balanced Fund") as of last November. Trillium is one of the founders of the socially responsible investing (SRI) movement and one of the oldest and largest SRI firms in the country. Green Century recommended Trillium to the Balanced Fund's Board of Trustees and shareholders particularly due to Trillium's exclusive devotion to environmentally and socially responsible investing; strengths in selecting companies committed to reducing their environmental impact and companies that are in the business of finding solutions to environmental problems; and Green Century's assessment of Trillium's performance record for similarly managed portfolios.

Just following the close of the fiscal year, on August 25th, the Funds' Board of Trustees lowered the fees for the Balanced Fund. The administrative fees for the Fund are now reduced so that the Balanced Fund's total annual expenses are limited to 1.38%, a decrease from the Balanced Fund's 2.39% total annual expenses for its fiscal year ended July 31, 2006.

Changes are also being proposed for the Green Century Equity Fund (the "Equity Fund"). The Board of Trustees met on August 3rd to consider the future direction of the Equity Fund, precipitated by the decision of the Domini Social Equity Trust, in which the Equity Fund has been invested since 1995, to change its passive investing style which tracks the Domini 400 Social/SM/ Index (the "Domini Index") to active management. The Equity Fund was at a crossroads--follow the Domini Social Equity Trust and move to active portfolio management, or continue its investment strategy of tracking the Domini Index.

After thoughtfully weighing these options, the Funds' Board approved staying with the Equity Fund's current strategy of tracking the Domini Index, pending a vote by the shareholders of the Equity Fund. To effect this change, the Board recommended that shareholders vote to appoint Green Century as the new investment advisor for the Equity Fund and to appoint Mellon Equity Associates, LLP ("Mellon") as the new subadvisor for the Equity Fund. While the structure of the Equity Fund's investment management will change, its investment strategy--arguably one of the more important considerations when choosing a mutual fund--will remain the same, again pending shareholder vote.

Green Century, as the proposed advisor to the Equity Fund, will oversee the Equity Fund's investments as well as continue to manage its operations as it has done since 1995 in its role as administrator. Green Century will partner with KLD Research & Analytics, Inc., the firm that created and maintains the Domini Index. The Domini Index is one of the oldest and one of the best known socially responsible investing benchmarks. With over 15 years of history, the Domini Index has helped prove that socially responsible investing is here to stay. It has become a widely used bellwether for the entire socially and environmentally responsible investment industry.

As you may know, the Domini Index is comprised of four hundred companies, including approximately 250 from the S&P 500(R) Index. While including companies that have positive performance in environmental responsibility, community relations, diversity, employee relations, human rights, product quality and safety, and corporate governance, the Domini Index also avoids companies that are involved with alcohol, tobacco, firearms, gambling, nuclear power, and military weapons. The Domini Index is market capitalization weighted. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund's portfolio is invested may perform worse than the stock market as a whole.

Mellon, the proposed subadvisor for the Equity Fund, brings a wealth of experience to its role in managing the day-to-day investment activities of the Equity Fund to ensure that it closely tracks the Domini Index. With over $22 billion in assets under management as of July 31, 2006 Mellon has a long history of index management. Green Century expects the strong investment team at Mellon will implement Green Century's investment strategy for the Equity Fund by closely tracking the Domini Index.

While Green Century and the Board of Trustees of the Funds are recommending these changes, the ultimate decision belongs to the Equity Fund's shareholders who should have recently received a proxy statement and a proxy voting card.

In conjunction with these proposed structural changes, the Board voted to lower the total annual expenses of the Equity Fund, from 1.50% to 0.95%, effective August 3, 2006.

Shareholder Advocacy--Green Century recently wrapped up its most ambitious shareholder advocacy agenda ever and produced positive results; in the fiscal year ended July 31, 2006, Green Century asked more than 30 high-profile companies to commit to more environmentally sustainable practices.

When Green Century wishes to advocate for change at a company whose poor environmental or social performance does not allow it to be considered for investment by either of the Green Century Funds, Green Century Capital Management purchases shares in the company for its own portfolio to allow Green Century to engage with the company on such issues. As disclosed below, neither of the Funds owns shares of several of the companies with which Green Century advocates for improved corporate environmental responsibility.

Now that the spring corporate annual general meeting and proxy voting season has concluded, the results are in and Green Century considers them to be positive. In response to Green Century's efforts and those of other concerned investors and environmental activists, corporations are making tangible improvements to their environmental behavior. Some of the highlights include:

Whole Foods Market, Inc./1/--In response to a Green Century-led shareholder resolution, Whole Foods Market, Inc. stopped selling baby bottles and other baby products made from bisphenol-A ("BPA"), an estrogen-mimicking component of polycarbonate plastic. This is the first instance Green Century is aware of in which a retailer has pulled products containing BPA from its shelves; Green Century considers this a significant milestone in the long-running fight against this toxic plastic.

Apple Computer, Inc./1/--Green Century has worked with Apple Computer, Inc. to increase the recycling of its electronic computer parts. It recently announced a major new free computer take-back and recycling program for customers who purchase a new Macintosh.

Amgen, Inc./1/--In response to a Green Century-led shareholder resolution, Amgen, Inc. adopted new policies governing corporate political contributions. Amgen also took the nearly unprecedented step of publicly endorsing Green Century's shareholder resolution, which received 75% shareholder support. The new policies require board oversight and public disclosure of all corporate contributions made to 527 groups and to local and statewide candidates. In December of 2005, Coca-Cola Company/1/ and PepsiCo, Inc./1/ adopted similar policies after dialogue with Green Century.

ConocoPhillips Company/1/--At the company's annual general meeting, more than 25% of ConocoPhillips' shareholders voted in favor of asking the company to recognize sensitive natural areas within the National Petroleum Reserve Alaska, including areas near Teshekpuk Lake. Green Century deems this a tremendous outcome and, to Green Century's knowledge, represents one of the highest votes ever given by shareholders at any company on a question of wilderness preservation. Green Century sees this as a sea change in the oil industry. In the past it would have been nearly unheard of for an oil investor to vote to designate a location off-limits to drilling for ecological reasons.

ChemLawn--Green Century also struck a nerve with shareholders of ServiceMaster Company/1/, which operates the ChemLawn lawn care company. Over 9% of shareholders voted in favor of ServiceMaster reporting on the feasibility of ChemLawn abandoning the use of all chemicals and moving to an entirely organic-based product and service line. Green Century considered this one of its more aggressive resolutions in its effort to convince historically environmentally harmful companies to adopt more sustainable business models.

Dow Chemical Company/1/--In response to a shareholder resolution filed by Green Century, Dow agreed to set goals and issue regular reports on the security of its chemical plants. In the post-9/11 world, chemical plants are considered some of the key vulnerable points in the U.S. More than 120 chemical plants each place over one million people at risk of injury or death in the case of an accident or terrorist attack. Despite widespread concern, Congress has been unable to agree on measures for boosting chemical security. Dow's agreement to public reporting and goal setting is an industry precedent that has the potential to move this important debate forward.

Green Century is now planning another busy and ambitious year of advocating for improved corporate environmental behavior. We will keep you apprised of our progress as the year progresses.

Thank you for supporting Green Century's shareholder advocacy work and for your continued investment in the Green Century Funds.

Respectfully,

Green Century Capital Management

 The Green Century Funds' proxy voting guidelines and a record of the Funds' proxy votes for the year ended June 30, 2006 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN,
 (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

 The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Green Century Funds' Forms N-Q are available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY BALANCED FUND


Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

Portfolio Orientation--As of the fiscal year ended July 31, 2006, the Balanced Fund was diversified across a number of dimensions. Equity holdings represented 67.9% of the Balanced Fund's net assets and bonds represented 30.0%. The portfolio manager viewed equities as the primary source of potential long-term growth, while emphasizing the importance of diversification to seek to lower volatility. The equity holdings were diversified across mega-cap, large-cap, mid-cap and small-cap companies. There were 54 equity holdings at fiscal year-end, none of which represented more than 3% of the Balanced Fund's net assets. Larger, less-volatile companies were generally held in more-significant position sizes than smaller companies. Risk may be mitigated by investing primarily in companies with a demonstrated record of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry exposure, including (as a percent of the Balanced Fund's net assets) Manufacturing (7.2%), Insurance (6.7%), Diversified Financial Services (6.4%), Computers (4.9%) and 21 additional industries. In line with its environmental mandate, the Balanced Fund invested in Alternative/Renewable Energy stocks (1.9%), Electrical Component and Equipment companies emphasizing energy efficiency (3.2%), and companies promoting "Healthy Living" and organic foods (2.7%). Green Century's environmental criteria generally prohibits the Balanced Fund from investing in traditional energy and utility companies.

 GREEN CENTURY BALANCED FUND
 INVESTMENTS BY INDUSTRY
 As a percentage of net assets, as of July 31, 2006

                                    [CHART]
U.S. Government Agencies                      10.0%
Diversified Financial Services                 8.3%
Manufacturing                                  7.2%
Computers                                      6.9%
Insurance                                      6.7%
Telecommunications                             6.0%
Banks                                          5.3%
Health Care Products                           4.9%
Transportation                                 4.6%
Other*                                         4.2%
Food & Beverage                                4.2%
Healthcare Services                            3.5%
Electrical Components & Equipment              3.2%
Healthy Living                                 3.0%
Biotechnology                                  2.9%
Auto Parts & Equipment                         2.2%
Software                                       2.1%
Pharmaceuticals                                2.1%
Cash Equivalents & Other Assets                2.1%
Office Equipment                               2.0%
Alternative/Renewable Energy                   1.9%
Media                                          1.8%
Semiconductors                                 1.8%
Packaging & Containers                         1.6%
Auto Manufacturing                             1.5%

*Other includes: Internet, 1.2%; Retail, 1.1%; Housewares, 0.9%; Electronics, 0.7%; Commercial Services, 0.3%

High quality, intermediate maturity bonds have the potential to lower portfolio volatility and provide a stable source of income. At fiscal year-end the Balanced Fund had 22 bond holdings, diversified across corporate and government agency issuers. In an effort to limit volatility, the weighted average maturity (5.0 years) was of intermediate duration. The average credit quality of the bond portfolio was investment grade, with an average Moody's rating of A3 and an average S&P rating of A-.

Like other funds heavily invested in stocks, the Balanced Fund's share price will fluctuate daily depending on the performance of the companies that comprise the Balanced Fund's investments, the general market and the economy overall. Furthermore, the Balanced Fund's investments generally include small- and mid-cap companies, which involve greater risk than investing in the stocks of larger, more established companies. These greater risks may cause the share prices of small- and mid-cap companies to be more volatile than the share prices of larger companies.

Economic Environment--Two years of steady interest rate increases from the Federal Reserve (the "Fed") eventually had the intended effect of slowing the economy, particularly the housing and consumer sectors. Energy prices rose sharply through the year, pushing up overall inflation to over 4%. The Balanced Fund's portfolio manager believes the Fed is meeting its objective of slowing, but not stopping, economic growth. The risk of economic recession has risen, but the portfolio manager expects an end to interest rate increases and a continuation of economic expansion into 2007.

The investment environment has been difficult for the Balanced Fund. High energy prices led to a dramatic out-performance of traditional large-cap energy stocks during the fiscal year ended July 31, 2006, a sector where the Balanced Fund has no exposure. This has been a headwind for the Balanced Fund, which is invested in companies with stronger-than-average growth prospects selling at what the Balanced Fund's portfolio manager considers reasonable valuations. The portfolio manager believes that both the valuation of the current holdings and the potential for a moderation of the growth/value cycle may be positive factors for the Balanced Fund heading into the new fiscal year.

Investment Strategy and Performance--Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

The Balanced Fund's return for the fiscal year ended July 31, 2006 was -1.22%, compared to 5.19% for the Lipper Balanced Fund Index./2/ Additional returns for various periods are:*

------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL
                                         RETURNS
------------------------------------------------------------------------------------------
Green Century
Balanced Fund                                    One Year Three Years Five Years Ten Years
------------------------------------------------------------------------------------------
June 30, 2006        Green Century Balanced Fund   2.48%     7.74%      -0.78%     7.71%
                     Lipper Balanced Fund Index    7.03%     8.90%       4.32%     7.36%
------------------------------------------------------------------------------------------
July 31, 2006        Green Century Balanced Fund  -1.22%     5.93%       1.18%     8.37%
                     Lipper Balanced Fund Index    5.19%     8.98%       4.44%     7.69%
------------------------------------------------------------------------------------------

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The Balanced Fund underperformed the Lipper Balanced Fund Index for the fiscal year ended July 31, 2006, offsetting the positive relative performance from the prior fiscal year. In addition to the negative impact of rising energy prices and weakness in growth stocks in general, the Balanced Fund's performance was hurt by some stock-specific weaknesses. Underperformers included St. Jude Medical, Inc./1/, a leading manufacturer of cardiovascular medical devices; UnitedHealth Group, Inc./1/, a healthcare services provider; EMC Corporation/1/, a company creating environmental efficiencies through its leadership position in electronic data storage; Intel Corporation/1/, a semiconductor manufacturer which has demonstrated leadership in the technology industry by publicly reporting its environmental performance and setting targets for improvements; and The Progressive Corporation/1/, a provider of property/casualty insurance. The Balanced Fund had a number of relatively high performers during the fiscal year including Johnson Controls, Inc./1/, a leading manufacturer of energy efficiency systems for commercial buildings and automobiles; JP Morgan Chase & Company/1/, a bank with a set of leadership environmental policies including a pledge to press for public policies to stem the risks of climate change; Dentsply International, Inc./1/, a dental product manufacturer and distributor; Oracle Corporation/1/, a provider of technology software; and Ecolab, Inc./1/ a company that develops safer alternatives to traditional cleaning chemicals and pesticides.

The Balanced Fund's portfolio manager does not anticipate any significant changes in the investment strategy for the Balanced Fund, believing that the investment environment in the future may be more favorable to the Balanced Fund's core holdings in high-quality, environmentally responsible companies with strong growth potential and reasonable valuations.

                         GROWTH OF A $10,000 INVESTMENT*

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

                 Green Century        S&P 500/(R)/      Lipper Balanced
                 Balanced Fund           Index            Fund Index
                 -------------         ---------       ---------------
 7/31/1996        $10,000               $10,000            $10,000
 7/31/1997         12,572                15,214             13,086
 7/31/1998         12,832                18,147             14,489
 7/31/1999         13,465                21,813             16,045
 7/31/2000         26,060                23,772             17,028
 7/31/2001         21,059                20,365             16,884
 7/31/2002         13,730                15,553             14,822
 7/31/2003         18,787                17,208             16,205
 7/31/2004         19,255                19,474             17,869
 7/31/2005         22,608                22,210             19,942
 7/31/2006         22,332                23,405             20,977


Past performance is not predictive of future performance

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Balanced Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND


Investment Objective--The Green Century Equity Fund seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental and social criteria.

Portfolio Orientation--The Equity Fund has sought to achieve its investment objective by investing substantially all its investable assets in the Domini Social Equity Trust (the "Domini Trust"), which has the same investment objective as the Equity Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund's portfolio is invested may perform worse than the stock market as a whole.

In evaluating stocks for inclusion in the Domini 400 Social/SM /Index (the "Domini Index"), a company's environmental performance, employee relations, corporate citizenship, product quality, and attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

 GREEN CENTURY EQUITY FUND
 INVESTMENTS BY INDUSTRY
 As a percentage of net assets, as of July 31, 2006
                                    [CHART]
Financials                                   22.9%
Information Technology                       18.4%
Health Care                                  14.2%
Consumer Staples                             12.5%
Consumer Discretionary                       12.4%
Industrials                                   6.7%
Telecommunication Services                    6.1%
Energy                                        3.6%
Materials                                     1.8%
Utilities                                     1.0%
Other Assets, Net of Liabilities              0.4%



Investment Strategy and Performance--Green Century believes that enterprises that exhibit a social awareness could be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund's total return for its fiscal year ended July 31, 2006 was 0.16%, while the Standard & Poor's 500(R) Index (the "S&P 500(R) Index")/3/ returned 5.38%. Additional returns for various time periods are:*

----------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL
                                        RETURNS
----------------------------------------------------------------------------------------
Green Century Equity
Fund                                           One Year Three Years Five Years Ten Years
----------------------------------------------------------------------------------------
June 30, 2006        Green Century Equity Fund  4.85%      7.82%      0.59%      6.93%
                     S&P 500(R) Index           8.63%     11.21%      2.49%      8.31%
----------------------------------------------------------------------------------------
July 31, 2006        Green Century Equity Fund  0.16%      6.85%      0.62%      7.43%
                     S&P 500(R) Index           5.38%     10.79%      2.82%      8.87%
----------------------------------------------------------------------------------------

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The performance of the Equity Fund was hurt in part, relative to the S&P 500(R) Index, by its underweighting in the energy sector and its overweighting in the information technology sector. Negative relative return due to stock selection contributed to this effect. The Equity Fund's performance was negatively impacted by its overweighting in Dell, Inc./1/ and Intel Corporation/1/. The relative performance of the Equity Fund was helped in part by its overweighting in the telecommunications services sector. The Equity Fund was also helped by its overweighting in JP Morgan Chase & Company/1 /and its avoidance of General Electric Company/1/ and Wal-Mart Stores, Inc./1/

                         GROWTH OF A $10,000 INVESTMENT*

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

                 Green Century Equity Fund       S&P 500/(R)/ Index
                 -------------------------       ------------------
7/31/1996                $10,000                    $10,000
7/31/1997                 15,314                     15,214
7/31/1998                 18,579                     18,147
7/31/1999                 22,585                     21,813
7/31/2000                 24,306                     23,772
7/31/2001                 19,848                     20,365
7/31/2002                 15,150                     15,553
7/31/2003                 16,782                     17,208
7/31/2004                 18,562                     19,474
7/31/2005                 20,437                     22,210
7/31/2006                 20,470                     23,405

Past performance is not predictive of future performance

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

/1/ As of July 31, 2006, neither of the Green Century Funds was invested in ConocoPhillips Company, ServiceMaster Company, Dow Chemical Company, General Electric Company, or Wal-Mart Stores, Inc. As of July 31, 2006, Whole Foods Market, Inc. comprised 0.37%, Apple Computer, Inc. comprised 0.39%, Amgen, Inc. comprised 1.98%, UnitedHealth Group, Inc. comprised 1.84%, EMC Corporation comprised 0.85%, The Progressive Corporation comprised 1.11%, Johnson Controls, Inc. comprised 2.23%, JP Morgan Chase & Company comprised 3.89%, Dentsply International, Inc. comprised 1.79%, Oracle Corporation comprised 2.14%, and Ecolab, Inc. comprised 0.94% of the Green Century Balanced Fund; the Balanced Fund was not invested in Coca-Cola Company, PepsiCo, Inc., St. Jude Medical, Inc., Intel Corporation, or Dell, Inc. As of July 31, 2006, Whole Foods Market, Inc. comprised 0.14%, Apple Computer, Inc. comprised 1.00%, Amgen, Inc. comprised 1.43%, Coca-Cola Company comprised 1.58%, PepsiCo, Inc. comprised 1.82%, St. Jude Medical, Inc. comprised 0.23%, UnitedHealth Group, Inc. comprised 1.12%, EMC Corporation comprised 0.42%, Intel Corporation comprised 1.82%, The Progressive Corporation comprised 0.33%, Johnson Controls, Inc. comprised 0.25%, JP Morgan Chase & Company comprised 2.75%, Ecolab, Inc. comprised 0.13%, and Dell, Inc. comprised 0.85% of the Green Century Equity Fund; the Equity Fund was not invested in Dentsply International, Inc. or Oracle Corporation. Portfolio composition will change due to ongoing management of the Funds. References to specific securities should not be construed as recommendations by the Funds, their administrator, or their distributor.
/2/ Lipper Analytical Services, Inc. ("Lipper") is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.
/3/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R) Index.
This material must be preceded or accompanied by a current prospectus.
Distributor: UMB Distribution Services LLC 9/06

 GREEN CENTURY FUNDS EXPENSE EXAMPLE
 For the six months ended July 31, 2006


As a shareholder of the Green Century Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees (for the Green Century Balanced Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2006 to July 31, 2006 (the "period").

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

                                  BALANCED FUND                           EQUITY FUND
                      -------------------------------------- --------------------------------------
                       BEGINNING   ENDING       EXPENSES      BEGINNING   ENDING       EXPENSES
                        ACCOUNT   ACCOUNT     PAID DURING      ACCOUNT   ACCOUNT     PAID DURING
                         VALUE     VALUE    THE PERIOD ENDED    VALUE     VALUE    THE PERIOD ENDED
                      FEBRUARY 1, JULY 31,      JULY 31,     FEBRUARY 1, JULY 31,      JULY 31,
                         2006       2006        2006/1/         2006       2006       2006/1,2/
Actual Example.......  $1,000.00  $  981.70      $11.75       $1,000.00  $  974.10      $7.34
Hypothetical Example,
 assuming a 5% return
 before expenses.....   1,000.00   1,013.14       11.94        1,000.00   1,017.56       7.50

/1/ Expenses are equal to the Funds' annualized expense ratios (2.39% for the Balanced Fund and 1.50% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
/2/ The Example reflects the expenses of both the Domini Trust and the Equity Fund.

 GREEN CENTURY FUNDS FINANCIAL STATEMENTS

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2006

COMMON STOCKS -- 67.9%
                                  SHARES    VALUE
Manufacturing -- 7.2%
3M Company....................... 11,945 $   840,928
Air Products & Chemicals, Inc.... 14,000     895,020
Ecolab Inc....................... 11,000     473,770
Illinois Tool Works, Inc......... 19,590     895,851
Interface, Inc. (b).............. 40,400     495,708
                                         -----------
                                           3,601,277
                                         -----------
Insurance -- 6.7%
Ambac Financial Group, Inc....... 11,010     915,041
Chubb Corporation................ 18,670     941,341
Philadelphia Consolidated Holding
 Corporation (b)................. 28,775     974,609
The Progressive Corporation...... 23,075     558,184
                                         -----------
                                           3,389,175
                                         -----------
Diversified Financial Services -- 6.4%
American Express Company......... 10,880     566,413
CIT Group, Inc................... 16,015     735,249
Citigroup, Inc................... 18,980     916,924
JPMorgan Chase & Company......... 21,820     995,428
                                         -----------
                                           3,214,014
                                         -----------
Computers -- 4.9%
Apple Computer, Inc. (b).........  2,885     196,065
Cisco Systems, Inc. (b).......... 52,090     929,807
EMC Corporation (b).............. 42,405     430,411
Hewlett-Packard Company.......... 28,700     915,817
                                         -----------
                                           2,472,100
                                         -----------
Healthcare Products -- 4.9%
Dentsply International, Inc...... 28,800     901,440
Johnson & Johnson................ 21,590   1,350,454
Medtronic, Inc...................  4,110     207,637
                                         -----------
                                           2,459,531
                                         -----------
Transportation -- 3.7%
East Japan Railway Company (c)...     56     417,425
FedEx Corporation................  5,520     577,999
United Parcel Service, Inc....... 12,450     857,930
                                         -----------
                                           1,853,354
                                         -----------
Banks -- 3.3%
Bank of America Corporation...... 19,970   1,029,054

                                    SHARES    VALUE
Banks -- (continued)
Barclays PLC American Depository
 Receipt (c).......................  5,000 $   236,550
East West Bancorp, Inc.............  9,545     385,141
                                           -----------
                                             1,650,745
                                           -----------
Electrical Components & Equipment -- 3.2%
Baldor Electric Company............ 15,525     459,540
Emerson Electric Company........... 14,455   1,140,789
                                           -----------
                                             1,600,329
                                           -----------
Biotechnology -- 2.9%
Amgen, Inc. (b).................... 14,250     993,795
Novozymes A/S (c)..................  6,860     455,210
                                           -----------
                                             1,449,005
                                           -----------
Telecommunications -- 2.9%
BellSouth Corporation.............. 19,845     777,329
Qualcomm, Inc...................... 18,725     660,243
                                           -----------
                                             1,437,572
                                           -----------
Auto Parts & Equipment -- 2.2%
Johnson Controls, Inc.............. 14,600   1,120,696
                                           -----------
Software -- 2.1%
Oracle Corporation (b)............. 71,760   1,074,247
                                           -----------
Pharmaceuticals -- 2.1%
Teva Pharmaceutical Industries Ltd.
 American Depository Receipt (c)... 11,985     396,464
Novo Nordisk A/S American
 Depository Receipt (c)............ 10,415     640,523
                                           -----------
                                             1,036,987
                                           -----------
Alternative/Renewable Energy -- 1.9%
FuelCell Energy, Inc. (b).......... 16,225     143,267
Gamesa Corporation Tecnologica,
 S.A. (c).......................... 28,470     606,744
Ormat Technologies, Inc............  5,000     184,950
                                           -----------
                                               934,961
                                           -----------
Healthcare Services -- 1.8%
United Health Group, Inc........... 19,310     923,597
                                           -----------
Media -- 1.8%
McGraw-Hill Companies, Inc......... 16,310     918,253
                                           -----------

                          GREEN CENTURY BALANCED FUND
                    PORTFOLIO OF INVESTMENTS -- (continued)

                                 July 31, 2006

                                   SHARES       VALUE
Semiconductors -- 1.8%
Analog Devices, Inc..............     27,240 $   880,669
                                             -----------
Packaging & Containers -- 1.6%
Sealed Air Corporation...........     17,560     829,534
                                             -----------
Food & Beverage -- 1.6%
Green Mountain Coffee Roasters,
 Inc. (b)........................      4,755     189,201
JM Smucker Company...............     13,380     597,149
                                             -----------
                                                 786,350
                                             -----------
Internet -- 1.2%
Google, Inc. (b).................        830     320,878
Internet Security Systems (b)....     13,295     299,004
                                             -----------
                                                 619,882
                                             -----------
Healthy Living -- 1.1%
United Natural Foods, Inc. (b)...     12,625     380,518
Whole Foods Market, Inc..........      3,270     188,058
                                             -----------
                                                 568,576
                                             -----------
Retail -- 1.1%
Staples, Inc.....................     24,510     529,906
                                             -----------
Electronics -- 0.7%
Itron, Inc. (b)..................      2,910     135,431
NAM TAI Electronics, Inc. (c)....     12,550     214,731
                                             -----------
                                                 350,162
                                             -----------
Auto Manufacturing -- 0.5%
Toyota Motor Corporation
 American Depository
 Receipt (c).....................      2,460     258,841
                                             -----------
Commercial Services -- 0.3%
Bright Horizons Family Solutions,
 Inc. (b)........................      4,520     173,794
                                             -----------
Total Common Stocks
 (Cost $32,954,102)..............             34,133,557
                                             -----------
                                  PRINCIPAL
                                   AMOUNT
CORPORATE BONDS & NOTES -- 20.0%
Telecommunications -- 3.1%
AT&T Corporation
 7.3%, due 11/15/11 (e).......... $1,000,000   1,071,425

                                PRINCIPAL
                                 AMOUNT       VALUE
Telecommunications -- (continued)
BellSouth Corporation
 4.75%, due 11/15/12........... $  500,000 $   468,035
                                           -----------
                                             1,539,460
                                           -----------
Food & Beverage -- 2.6%
Dean Foods Company
 8.15%, due 8/1/07.............  1,300,000   1,324,375
                                           -----------
Office Equipment -- 2.0%
Xerox Corporation
 7.625%, due 6/15/13...........  1,000,000   1,015,000
                                           -----------
Computers -- 2.0%
IBM Corporation
 6.45%, due 8/01/07............    500,000     503,368
Lexmark International, Inc.
 6.75%, due 5/15/08............    500,000     507,466
                                           -----------
                                             1,010,834
                                           -----------
Banks -- 2.0%
Fleet National Bank
 5.75%, due 1/15/09............    500,000     503,315
M&I Marshall & Ilsley Bank
 3.95%, due 8/14/09............    500,000     479,688
                                           -----------
                                               983,003
                                           -----------
Diversified Financial Services -- 1.9%
JPMorgan Chase & Company
 4.60%, due 1/17/11............    500,000     482,424
JPMorgan Chase & Company
 4.50%, due 1/15/12............    500,000     475,210
                                           -----------
                                               957,634
                                           -----------
Healthy Living -- 1.9%
NBTY, Inc.
 7.125%, due 10/1/15...........  1,000,000     945,000
                                           -----------
Healthcare Services -- 1.7%
HCA, Inc.
 6.30%, due 10/1/12............  1,000,000     842,500
                                           -----------
Auto Manufacturing -- 1.0%
Toyota Motor Credit Corporation
 4.125%, due 7/25/17 (c)(e)....    500,000     482,550
                                           -----------

                          GREEN CENTURY BALANCED FUND
                    PORTFOLIO OF INVESTMENTS -- (concluded)

                                 July 31, 2006

                                PRINCIPAL
                                 AMOUNT       VALUE
Transportation -- 0.9%
Ryder System, Inc.
 4.625%, due 4/01/10........... $  500,000 $   478,320
                                           -----------
Housewares -- 0.9%
Newell Rubbermaid, Inc.
 4.00%, due 5/01/10............    500,000     472,386
                                           -----------
Total Corporate Bonds and Notes
 (Cost $10,457,993)............             10,051,062
                                           -----------
U.S GOVERNMENT AGENCIES -- 10.0%
Fannie Mae
 5.00%, due 11/14/08...........    500,000     497,267
Fannie Mae
 5.50%, due 3/01/12............    515,094     513,347
Federal Home Loan Bank
 4.60%, due 4/11/08............    500,000     494,623
Federal Home Loan Bank
 5.14%, due 1/13/09............    500,000     496,723
Federal Home Loan Bank
 4.265%, due 7/08/15...........    500,000     458,197
Freddie Mac
 5.00%, due 11/01/10...........    500,000     490,757
SLM Corporation
 4.04%, due 7/25/14 (d)........  2,235,000   2,049,964
                                           -----------
Total U.S. Government Agencies
 (Cost $5,224,640).............              5,000,878
                                           -----------

SHORT TERM OBLIGATION -- 2.0%
                                  PRINCIPAL
                                   AMOUNT      VALUE
Repurchase Agreement --
  Investors Bank & Trust
 Repurchase Agreement,
 3.60%, dated 07/31/06, due
 08/01/06, proceeds $987,838
 (collateralized by U.S. Treasury
 Bonds, 4.875%, due 04/30/2008,
 value $1,007,494)
 (Cost $987,739).................            $  987,739
                                            -----------
TOTAL INVESTMENTS (a) -- 99.9%
  (Cost $49,624,474).....................    50,173,236
Other Assets Less Liabilities -- 0.1%......      56,541
                                            -----------
NET ASSETS -- 100.0%....................... $50,229,777
                                            ===========

--------
(a)The cost of investments for federal income tax purposes is $49,630,031 resulting in gross unrealized appreciation and depreciation of $2,421,014 and $1,877,809, respectively, or net unrealized appreciation of $543,205.
(b)Non-income producing security.
(c)Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(d)Floating rate bond. Rate shown is currently in effect at July 31, 2006.
(e)Step rate bond. Rate shown is currently in effect at July 31, 2006.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2006

  ASSETS:
  Investments, at value (cost $49,624,474)...................... $ 50,173,236
  Receivables for:
   Capital stock sold...........................................       14,175
   Interest.....................................................      201,820
   Dividend.....................................................       19,566
                                                                 ------------
     Total assets...............................................   50,408,797
                                                                 ------------
  LIABILITIES:
  Payable for capital stock repurchased.........................       76,424
  Accrued expenses..............................................      102,596
                                                                 ------------
     Total liabilities..........................................      179,020
                                                                 ------------
  NET ASSETS.................................................... $ 50,229,777
                                                                 ============
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $ 63,614,085
  Undistributed net investment loss.............................       (1,769)
  Accumulated net realized losses on investments................  (13,931,301)
  Net unrealized appreciation on investments....................      548,762
                                                                 ------------
  NET ASSETS.................................................... $ 50,229,777
                                                                 ============
  SHARES OUTSTANDING............................................    3,084,359
                                                                 ============
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $      16.29
                                                                 ============

                          GREEN CENTURY BALANCED FUND
                            STATEMENT OF OPERATIONS

                       For the year ended July 31, 2006

INVESTMENT INCOME:
Interest income.................................................................... $ 1,020,207
Dividend income (net of $3,558 foreign withholding taxes)..........................     373,364
                                                                                    -----------
   Total investment income.........................................................   1,393,571
                                                                                    -----------
EXPENSES:
Administrative services fee........................................................     761,276
Investment advisory fee............................................................     411,801
Distribution fee...................................................................     137,267
                                                                                    -----------
   Total expenses..................................................................   1,310,344
                                                                                    -----------
NET INVESTMENT INCOME..............................................................      83,227
                                                                                    -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
 Investments and foreign currency transactions.....................................   5,335,686
 Options written...................................................................      29,164
                                                                                    -----------
                                                                                      5,364,850
Change in net unrealized appreciation/depreciation on:
 Investments and foreign currency translations.....................................  (5,934,658)
                                                                                    -----------
                                                                                     (5,934,658)
                                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS    (569,808)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................... $  (486,581)
                                                                                    ===========

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE       FOR THE
                                                                                         YEAR ENDED    YEAR ENDED
                                                                                        JULY 31, 2006 JULY 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income................................................................ $     83,227  $    208,555
  Net realized gains on investments, foreign currency transactions and options written.    5,364,850     2,258,782
  Change in net unrealized appreciation/depreciation on investments, foreign currency
   translations and options written....................................................   (5,934,658)    6,620,244
                                                                                        ------------  ------------
  Net increase (decrease) in net assets resulting from operations......................     (486,581)    9,087,581
                                                                                        ------------  ------------
Dividends and distributions to shareholders:
  From net investment income...........................................................      (89,058)     (227,807)
                                                                                        ------------  ------------
Capital share transactions:
  Proceeds from sales of shares........................................................    6,174,587    20,616,787
  Reinvestment of dividends and distributions..........................................       85,514       219,865
  Payments for shares redeemed.........................................................  (17,904,028)  (17,644,607)
                                                                                        ------------  ------------
  Net increase (decrease) in net assets resulting from capital share transactions......  (11,643,927)    3,192,045
                                                                                        ------------  ------------
Total increase (decrease) in net assets................................................  (12,219,566)   12,051,819
NET ASSETS:
  Beginning of year....................................................................   62,449,343    50,397,524
                                                                                        ------------  ------------
  End of year.......................................................................... $ 50,229,777  $ 62,449,343
                                                                                        ============  ============
  Undistributed net investment income (loss)...........................................       (1,769)        5,853

                          GREEN CENTURY BALANCED FUND
                             FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED JULY 31,
                                                          --------------------------------------------
                                                            2006      2005     2004     2003     2002
Net Asset Value, beginning of year....................... $ 16.52   $ 14.11  $ 13.88  $ 10.30  $ 15.94
                                                          -------   -------  -------  -------  -------
Income from investment operations:
  Net investment income..................................    0.03      0.05     0.12     0.16     0.14
  Net realized and unrealized gain (loss) on investments.   (0.23)     2.42     0.23     3.59    (5.66)
                                                          -------   -------  -------  -------  -------
Total increase (decrease) from investment operations.....   (0.20)     2.47     0.35     3.75    (5.52)
                                                          -------   -------  -------  -------  -------
Less dividends and distributions:
  Dividends from net investment income...................   (0.03)    (0.06)   (0.12)   (0.17)   (0.12)
  Distributions from net realized gains..................      --        --       --       --       --
                                                          -------   -------  -------  -------  -------
Total decrease from dividends and distributions..........   (0.03)    (0.06)   (0.12)   (0.17)   (0.12)
                                                          -------   -------  -------  -------  -------
Net Asset Value, end of year............................. $ 16.29   $ 16.52  $ 14.11  $ 13.88  $ 10.30
                                                          =======   =======  =======  =======  =======
Total return.............................................   (1.22)%   17.41%    2.49%   36.83%  (34.80)%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)..................... $50,230   $62,449  $50,398  $71,306  $36,225
  Ratio of expenses to average net assets................    2.39%     2.38%    2.37%    2.44%    2.39%
  Ratio of net investment income to average net assets...    0.15%     0.35%    0.71%    1.51%    0.95%
  Portfolio turnover.....................................     110%       86%      81%      94%      70%

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2006

  ASSETS:
  Investment in Domini Social Equity Trust, at value............ $32,976,151
  Receivable for capital stock sold.............................       2,106
                                                                 -----------
     Total assets...............................................  32,978,257
                                                                 -----------
  LIABILITIES:
  Payable for capital stock repurchased.........................       5,803
  Accrued expenses..............................................      34,791
                                                                 -----------
     Total liabilities..........................................      40,594
                                                                 -----------
  NET ASSETS.................................................... $32,937,663
                                                                 ===========
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $33,853,641
  Undistributed net investment income...........................      41,212
  Accumulated net realized loss on investment...................  (7,967,891)
  Net unrealized appreciation on investment.....................   7,010,701
                                                                 -----------
  NET ASSETS.................................................... $32,937,663
                                                                 ===========
  SHARES OUTSTANDING............................................   1,654,494
                                                                 ===========
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $     19.91
                                                                 ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                       For the year ended July 31, 2006

NET INVESTMENT INCOME FROM DOMINI TRUST:
Investment income from Domini Trust.......................................................... $ 580,764
Expenses from Domini Trust...................................................................   (71,944)
                                                                                              ---------
   Net investment income from Domini Trust...................................................   508,820
                                                                                              ---------
EXPENSES:
Administrative services fee..................................................................   441,494
                                                                                              ---------
NET INVESTMENT INCOME........................................................................    67,326
                                                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM DOMINI TRUST:
Net realized losses on investments allocated from Domini Trust...............................  (877,419)
Change in net unrealized appreciation/depreciation on investments allocated from Domini Trust   884,972
                                                                                              ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............................................     7,553
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................... $  74,879
                                                                                              =========

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              FOR THE       FOR THE
                                                                                            YEAR ENDED    YEAR ENDED
                                                                                           JULY 31, 2006 JULY 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income...................................................................  $    67,326   $   220,353
  Net realized losses on investments allocated from Domini Trust..........................     (877,419)     (958,552)
  Change in net unrealized appreciation/depreciation on investments allocated from Domini
   Trust..................................................................................      884,972     4,049,559
                                                                                            -----------   -----------
  Net increase in net assets resulting from operations....................................       74,879     3,311,360
                                                                                            -----------   -----------
Dividends and distributions to shareholders:
  From net investment income..............................................................      (55,690)     (190,777)
                                                                                            -----------   -----------
Capital share transactions:
  Proceeds from sales of shares...........................................................    2,575,101     3,513,790
  Reinvestment of dividends and distributions.............................................       54,195       184,204
  Payments for shares redeemed............................................................   (5,094,268)   (4,587,617)
                                                                                            -----------   -----------
  Net increase (decrease) in net assets resulting from capital share transactions.........   (2,464,972)     (889,623)
                                                                                            -----------   -----------
Total increase (decrease) in net assets...................................................   (2,445,783)    2,230,960
NET ASSETS:
  Beginning of year.......................................................................   35,383,446    33,152,486
                                                                                            -----------   -----------
  End of year.............................................................................  $32,937,663   $35,383,446
                                                                                            ===========   ===========
  Undistributed net investment income.....................................................       41,212        29,576

                           GREEN CENTURY EQUITY FUND
                             FINANCIAL HIGHLIGHTS

                                                                        FOR THE YEARS ENDED JULY 31,
                                                               --------------------------------------------
                                                                 2006     2005     2004      2003     2002
Net Asset Value, beginning of year............................ $ 19.91  $ 18.18  $ 16.45   $ 14.85  $ 20.84
                                                               -------  -------  -------   -------  -------
Income from investment operations:
  Net investment income (loss)................................    0.04     0.12       --      0.01    (0.05)
  Net realized and unrealized gain (loss) on investment.......   (0.01)    1.72     1.74      1.59    (4.62)
                                                               -------  -------  -------   -------  -------
Total increase (decrease) from investment operations..........    0.03     1.84     1.74      1.60    (4.67)
                                                               -------  -------  -------   -------  -------
Less dividends and distributions:
  Dividends from net investment income........................   (0.03)   (0.11)   (0.01)       --       --
  Distributions from net realized gains.......................      --       --       --        --    (1.32)
                                                               -------  -------  -------   -------  -------
Total decrease from dividends and distributions...............   (0.03)   (0.11)   (0.01)       --    (1.32)
                                                               -------  -------  -------   -------  -------
Net Asset Value, end of year.................................. $ 19.91  $ 19.91  $ 18.18   $ 16.45  $ 14.85
                                                               =======  =======  =======   =======  =======
Total return..................................................    0.16%   10.10%   10.61%    10.77%  (23.67)%
Ratios/Supplemental data:
  Net assets, end of year (in 000's).......................... $32,938  $35,383  $33,152   $29,347  $27,387
  Ratio of expenses to average net assets.....................    1.50%    1.50%    1.50%     1.50%    1.50%
  Ratio of net investment income (loss) to average net assets.    0.20%    0.64%   (0.01)%    0.05%   (0.26)%
  Portfolio turnover (a)......................................      12%       9%       8%        8%      13%

(a)Represents portfolio turnover for the Domini Trust.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies
Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The Equity Fund invests substantially all of its assets in the Domini Social Equity Trust (the "Domini Trust"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Domini Trust as a partnership investment and records its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund's proportionate interest in the net assets of the Domini Trust (2.34% at July 31, 2006). The financial statements of the Domini Trust are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements. Refer to Note 5 for proposed changes to these arrangements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:

    (A)Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market(R) and SmallCap/SM/ securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)

      Equity Fund Investment Valuation: The Equity Fund records its investment in the Domini Trust at fair value. Valuation of securities held by the Domini Trust is discussed in Note 1 of the Domini Trust's Notes to Financial Statements which are included elsewhere in this report.
   (B)Balanced Fund Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
      Equity Fund Securities Transactions, Investment Income and Expenses: The Equity Fund records daily its proportionate share of the Domini Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.
   (C)Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities.
      The Balanced Fund may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Balanced Fund continues to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
   (D)Repurchase Agreements: The Balanced Fund may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Balanced Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Balanced Fund requires that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Balanced Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
   (E)Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
   (F)Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
   (G)Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2006, the Balanced Fund and Equity Fund received $4,925 and $568, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)


NOTE 2 -- Transactions With Affiliates
    (A)Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets.
    (B)Subadviser: From August 1, 2005 through November 27, 2005, Adams Harkness Asset Management, Inc. ("AHAM"), formerly Adams, Harkness & Hill, Inc., was the subadviser for the Balanced Fund. For its services, AHAM was paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually based on performance. For the period August 1, 2005 through November 27, 2005, Green Century accrued fees of $89,955 to AHAM. As of November 28, 2005, Trillium Asset Management Corporation ("Trillium") is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30,000,000 of average daily net assets and 0.35% on average daily net assets in excess of $30,000,000 for its services. For the year ended July 31, 2006, Green Century accrued fees of $123,826 to Trillium.
    (C)Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Domini Trust (including investment advisory and distribution fees), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
    (D)Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. ("UMBFS") as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2006, Green Century accrued fees of $82,453 and $76,689 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
    (E)Distribution Plan: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to UMB Distribution Services, LLC as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2006, the Balanced Fund accrued and paid $137,267 to UMB Distribution Services, LLC for services provided pursuant to the Plan.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)


NOTE 3 -- Investment Transactions
The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $58,661,090 and $69,809,901, respectively, for the year ended July 31, 2006.

The Balanced Fund's activity in written options for the year ended July 31, 2006 was as follows:

                                                   PREMIUM  CONTRACTS
                                                  --------  ---------
          Options outstanding at July 31, 2005... $     --      --
          Options written........................   30,831     250
          Options exercised......................       --      --
          Options expired........................       --      --
          Options closed.........................  (30,831)   (250)
                                                  --------    ----
          Options outstanding at January 31, 2006 $     --      --
                                                  ========    ====

Additions and reductions in the Equity Fund's investment in the Domini Trust aggregated $2,609,314 and $5,606,393, respectively, for the year ended July 31, 2006.

The tax basis of the components of distributable net earnings (deficit) at July 31, 2006 were as follows:

                                                             BALANCED FUND EQUITY FUND
                                                             ------------- -----------
Undistributed ordinary income............................... $         --  $    40,536
Post-October losses.........................................       (1,769)    (198,044)
Accumulated loss carryforwards..............................  (13,925,744)  (5,173,829)
Unrealized appreciation (depreciation) on investments.......      543,205    4,415,359
                                                             ------------  -----------
Distributable net deficit................................... $(13,384,308) $  (915,978)
                                                             ============  ===========

The Balanced and Equity Funds have accumulated capital loss carryforwards of $13,925,744 and $5,173,829 respectively, of which $4,555,514 and $0, respectively, expire in the year 2010, $9,370,230 and $3,840,474, respectively, expire in the year 2011, $0 and $394,438, respectively, expire in the year 2012 and $0 and $938,917, respectively, expire in the year 2014. To the extent that either Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. The Balanced Fund and Equity Fund utilized $5,369,097 and $0, respectively, of its capital loss carryforwards during the year ended July 31, 2006.

At July 31, 2006, the Equity Fund had net realized capital losses on transactions between November 1, 2005 and July 31, 2006 of $198,044, which for tax purposes are deferred and will be recognized in fiscal year 2007.

The Balanced Fund had realized currency losses from transactions between November 1, 2005 and July 31, 2006 of $1,769, which for tax purposes are deferred and will be recognized in fiscal year 2007.

The tax character of distributions paid during the fiscal years ended July 31, 2006 and 2005 were as follows:

                                      BALANCED FUND                EQUITY FUND
                               --------------------------- ---------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                               JULY 31, 2006 JULY 31, 2005 JULY 31, 2006 JULY 31, 2005
Ordinary income...............    $89,058      $227,807       $55,690       190,777
Long-term capital gains.......         --            --            --            --

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)


For the year ended July 31, 2006, 100% of dividends paid from net investment income from the Balanced Fund and the Equity Fund qualified for the 70% dividends received deduction available to corporate shareholders. For the year ended July 31, 2006, 100% of dividends paid from net investment income from the Balanced Fund and the Equity Fund are designated as qualified dividend income.

NOTE 4 -- Capital Share Transactions
Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

                                 BALANCED FUND              EQUITY FUND
                           ------------------------  ------------------------
                             FOR THE      FOR THE      FOR THE      FOR THE
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                           JULY 31,2006 JULY 31,2005 JULY 31,2006 JULY 31,2005
 Shares sold..............     370,109    1,333,670     127,473      185,782
 Reinvestment of dividends       5,172       13,635       2,690        9,303
 Shares redeemed..........  (1,071,772)  (1,137,060)   (253,007)    (241,433)
                            ----------   ----------    --------     --------
                              (696,491)     210,245    (122,844)     (46,348)
                            ==========   ==========    ========     ========

NOTE 5 -- Proposed Changes to the Equity Fund
The Equity Fund invests substantially all of its assets in another mutual fund, the Domini Trust. The Domini Trust has notified the Green Century Equity Fund that its Board of Trustees and shareholders have approved changes to the Domini Trust's investment objective and strategy and increased the management fee payable by the Domini Trust. Beginning November 30, 2006 the Domini Trust will no longer seek to match the performance of the Domini 400 Social/SM/ Index (the Domini Index).

Due to the change in the Domini Trust's investment objective and strategy, the Board of Trustees of the Green Century Funds met on August 3 and August 24, 2006 and approved changes to the structure of the Green Century Equity Fund so that the Equity Fund may continue its existing strategy of investing in a portfolio that seeks to track the Domini Index.

Pending approval by the Green Century Equity Fund's shareholders, effective November 28, 2006 Green Century will become the Equity Fund's Investment Adviser and Mellon Equity Associates, LLP will become the Equity Fund's Investment Subadviser. Also effective November 28, 2006 and pending shareholder approval of the proposed Investment Advisory and Investment Subadvisory Agreements (the Agreements), the Green Century Equity Fund will withdraw its investment from the Domini Trust and directly invest in the securities of the companies included in the Domini Index.

Effective August 3, 2006, Green Century has contractually agreed to reduce the total fees it receives from the Equity Fund such that the Equity Fund's total annual expenses are reduced from 1.50% to 0.95% of the Equity Fund's average net assets. If the Agreements are not approved by shareholders, Green Century may propose to the Equity Fund's Board of Trustees an increase to the Equity Fund's total annual expenses to its previous level of 1.50% of the Equity Fund's average net assets.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO] KPMG

The Board of Trustees and Shareholders
Green Century Funds:

We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (the "Funds"), portfolios of the Green Century Funds, including the Green Century Balanced Fund's portfolio of investments as of July 31, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Green Century Balanced Fund as of July 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                          [LOGO] KPMG LLP

Boston, Massachusetts
September 25, 2006

 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


A special meeting of shareholders of the Green Century Balanced Fund and the Green Century Equity Fund was held on March 15, 2006 to consider the proposals below. Each proposal was approved. Shareholders of record as of December 19, 2005 were entitled to vote. The results of the vote at the meeting were as follows:

1. To elect Trustees of the Funds

                                  AFFIRMATIVE WITHHELD   TOTAL
                                  ----------- -------- ---------
                John Comerford...  2,424,464  135,995  2,560,459
                David J. Fine....  2,425,471  134,988  2,560,459
                Douglas M. Husid.  2,420,978  139,480  2,560,459
                Stephen J. Morgan  2,428,037  132,422  2,560,459
                C. William Ryan..  2,420,501  139,958  2,560,459
                James H. Starr...  2,427,445  133,014  2,560,459
                Douglas H. Phelps  2,428,357  132,102  2,560,459
                Wendy Wendlandt..  2,435,272  125,187  2,560,459

2. To approve a new investment subadvisory agreement with Trillium Asset Management Corporation for the Balanced Fund

              AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES   TOTAL
              ----------- ------- ------- ---------------- ---------
               1,314,343  40,907  108,557     199,476      1,663,283

3. To authorize the Trustees to adopt a new Declaration of Trust for the Funds, with respect to:

                                                    FUND      AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES   TOTAL
                                                ------------- ----------- ------- ------- ---------------- ---------
3A. The Reorganization of the Trust or any Fund Balanced Fund  1,218,078  113,539 132,190     199,476      1,663,283
    or any class of shares..................... Equity Fund      633,435   48,622  59,318     155,800        897,176
3B. Future amendments.......................... Balanced Fund  1,214,199  116,195 133,412     199,476      1,663,283
                                                Equity Fund      630,941   50,527  59,908     155,800        897,176
3C. Investment in other investment              Balanced Fund  1,242,334   89,074 132,399     199,476      1,663,283
    companies.................................. Equity Fund      633,376   48,427  59,572     155,800        897,176
3D. Redemptions................................ Balanced Fund  1,208,554  110,090 145,163     199,476      1,663,283
                                                Equity Fund      633,526   45,116  62,734     155,800        897,176
3E. Dollar-weighted voting..................... Balanced Fund  1,212,834  109,075 141,898     199,476      1,663,283
                                                Equity Fund      633,549   47,730  60,096     155,800        897,176
3F. Other changes.............................. Balanced Fund  1,184,527  120,401 158,879     199,476      1,663,283
                                                Equity Fund      628,082   47,878  65,416     155,800        897,176

4. To approve changes to and the elimination of certain fundamental investment policies of the Balanced Fund, with respect to:

                                    AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES   TOTAL
                                    ----------- ------- ------- ---------------- ---------
4A. Borrowing......................  1,187,165  121,544 155,098     199,476      1,663,283
4B. Purchasing securities on margin  1,169,914  137,501 156,391     199,476      1,663,283
4C. Lending........................  1,191,923  108,068 163,816     199,476      1,663,283
4D. Real estate and commodities....  1,184,726  115,234 163,847     199,476      1,663,283
4E. Engaging in short sales........  1,168,420  130,916 164,471     199,476      1,663,283
4F. Senior securities..............  1,216,207   92,258 155,342     199,476      1,663,283
4G. Underwriting securities........  1,212,508   97,323 153,976     199,476      1,663,283
4H. Concentration..................  1,206,350  100,762 156,695     199,476      1,663,283

5. To approve changes to and the elimination of certain fundamental investment policies of the Equity Fund, with respect to:

                                    AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES  TOTAL
                                    ----------- ------- ------- ---------------- -------
5A. Borrowing......................   624,006   44,419  72,951      155,800      897,176
5B. Purchasing securities on margin   616,420   51,399  73,556      155,800      897,176
5C. Lending........................   623,957   44,497  72,922      155,800      897,176
5D. Real estate and commodities....   625,211   43,427  72,739      155,800      897,176
5E. Engaging in short sales........   617,729   49,761  73,885      155,800      897,176
5F. Senior securities..............   636,030   31,832  73,513      155,800      897,176
5G. Underwriting securities........   631,965   36,823  72,588      155,800      897,176
5H. Concentration..................   631,457   31,123  78,795      155,800      897,176
5I. Writing Put or Call Options....   619,317   48,178  73,881      155,800      897,176
5J. Illiquid Securities............   625,245   41,409  74,722      155,800      897,176
5K. Diversification................   634,449   34,233  72,694      155,800      897,176

6. To authorize the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders

                    AFFIRMATIVE AGAINST ABSTAIN BROKER NON-VOTES   TOTAL
                    ----------- ------- ------- ---------------- ---------
      Balanced Fund  1,152,411  187,332 124,065     199,476      1,663,283
      Equity Fund..    619,511   64,746  57,118     155,800        897,176

 GREEN CENTURY FUNDS TRUSTEES AND OFFICERS


The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2006. Each Trustee and each Officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust's Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

                      POSITION(S) HELD                                                 NUMBER OF
                       WITH THE TRUST                                                  PORTFOLIOS
                       AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING           OVERSEEN
NAME, ADDRESS AND AGE   TIME SERVED       PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD    BY TRUSTEE
-------------------------------------------------------------------------------------------------
Independent Trustees:
John Comerford         Trustee since   Managing Director and Head of Quantitative          2
114 State Street           2005        Trading Research, Nomura Securities
Suite 200                              International (since 2003); Vice President and
Boston, MA 02109                       Head of Quantitative Trading Research, Schwab
Age: 37                                Capital Markets (2003); Self-employed (2002-
                                       2003); Portfolio Manager, Symphony Asset
                                       Management (1994-2002)

David J. Fine          Trustee since   Proprietor, Law Offices of David J. Fine (since     2
3 Center Plaza             1991        2001); Partner, Dangel & Fine LLP (from 1997
Suite 400                              to 2001)
Boston, MA 02108
Age: 58

Douglas M. Husid        Chairperson    Director, Goulston & Storrs, P.C. (since 1991)      2
400 Atlantic Avenue     since 2005,
Boston, MA 02110       Trustee since
Age: 54                    1991

Stephen J. Morgan      Trustee since   Vice President, AMERESCO, Inc. (since 2000)         2
114 State Street           1991
Suite 200
Boston, MA 02109
Age: 58

C. William Ryan        Trustee since   Independent Tai Chi Instructor (since 2005);        2
114 State Street           1991        Owner/Director, Brookline Tai Chi (1992-2005)
Suite 200
Boston, MA 02109
Age: 51

                      POSITION(S) HELD                                                   NUMBER OF
                       WITH THE TRUST                                                    PORTFOLIOS
                       AND LENGTH OF            PRINCIPAL OCCUPATION(S) DURING            OVERSEEN
NAME, ADDRESS AND AGE   TIME SERVED        PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD     BY TRUSTEE
---------------------------------------------------------------------------------------------------
James H. Starr         Trustee since   Attorney, Starr and Associates, PC (since 1982);      2
114 State Street           1991        County Commissioner, Gunnison County, CO
Suite 200                              (since 1999)
Boston, MA 02109
Age: 58

Interested Trustees:
Douglas H. Phelps*     Trustee since   President (1996 to 2003) and Director (since          2
1550 Larimer St. #216      1997        1996), Green Century Capital Management, Inc.;
Denver, CO 80202                       Chairman, Fund for Public Interest Research
Age: 59                                (since 1982); President, Telefund, Inc. (since
                                       1988); President, Grassroots Campaigns, Inc.
                                       (since 2003)

Wendy Wendlandt*       Trustee since   President (since 2006) and Director (since 2006),     2
114 State Street           1991        Green Century Capital Management, Inc; Senior
Suite 200                              Staff, Fund for Public Interest Research, Center
Boston, MA 02109                       for Public Interest Research (since 1989)
Age: 44

Officers:
Kristina A. Curtis*      President     Senior Vice President of Finance and Operations      Not
114 State Street        since 2005     (since 2002), Chief Operating Officer (1991 to    applicable
Suite 200                              2002), Treasurer and Director (since 1991),
Boston, MA 02109                       Senior Vice President (since 1991), Green
Age: 53                                Century Capital Management, Inc.

Amy Puffer*                Chief       Chief Compliance Officer, Green Century              Not
114 State Street        Compliance     Capital Management, Inc. (since 2004); Senior     applicable
Suite 200                 Officer      Specialist, PFPC Inc. (2003-2004); Assistant Vice
Boston, MA 02109        since 2004;    President, CDCIXIS Asset Management
Age: 47                Secretary and   Services, Inc. (1996-2003)
                         Assistant
                         Treasurer
                        since 2006

Bernadette Buck*         Treasurer     Senior Finance and Operations Manager, Green         Not
114 State Street        since 2006     Century Capital Management, Inc. (since 2005);    applicable
Suite 200                              State Program Director, SmartPower, Inc.
Boston, MA 02109                       (2003-2005); Teacher, Princeton Review (2003-
Age: 36                                2005); Energy Policy Intern, Office of U.S.
                                       Senator John Kerry (2002); Business Analyst,
                                       Opsware, Inc. (2000-2001)

                           DOMINI SOCIAL EQUITY TRUST
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2006

SECURITY                          SHARES       VALUE
Consumer Discretionary -- 12.4%
American Greetings Corporation,
 Class A.........................  13,100 $       295,143
AutoZone, Inc. (a)...............  12,931       1,136,247
Bandag, Inc......................   2,900          99,992
Bed Bath & Beyond (a)............  69,900       2,340,252
Best Buy Co., Inc................  97,700       4,429,718
Black & Decker Corp..............  18,361       1,294,634
Bright Horizons Family Solutions,
 Inc. (a)........................   6,400         246,080
Centex Corporation...............  29,100       1,376,721
Champion Enterprises, Inc. (a)...  19,000         125,970
Charming Shoppes, Inc. (a).......  26,300         271,153
Circuit City Stores, Inc.........  38,100         933,450
Claire's Stores, Inc.............  24,800         620,744
Cooper Tire and Rubber
 Company.........................  15,300         152,847
Darden Restaurants, Inc..........  31,200       1,054,560
DeVry, Inc. (a)..................  15,000         316,500
Disney (Walt) Company (The)...... 535,450      15,897,511
Dollar General Corporation.......  74,351         997,790
Dow Jones & Company..............  14,800         518,592
Emmis Communications
 Corporation, Class A (a)........   8,860         131,305
Family Dollar Stores Inc.........  38,800         881,536
Foot Locker, Inc.................  39,000       1,059,630
Gaiam, Inc. (a)..................   5,300          71,497
Gap Inc.......................... 127,797       2,217,278
Genuine Parts Company............  41,500       1,728,060
Harley-Davidson, Inc.............  66,000       3,762,000
Harman International Industries,
 Inc.............................  16,320       1,308,864
Hartmarx Corporation (a).........   8,500          53,210
Home Depot, Inc. (The)........... 504,344      17,505,780
Horton (D.R.), Inc...............  67,833       1,453,661
Interface, Inc., Class A (a).....  11,400         139,878
Johnson Controls, Inc............  47,500       3,646,100
KB Home..........................  17,800         756,856
Lee Enterprises, Inc.............  10,900         270,647
Leggett & Platt, Incorporated....  45,500       1,038,310
Limited Brands...................  83,830       2,109,163
Liz Claiborne, Inc...............  26,200         926,170
Lowe's Companies, Inc............ 378,573      10,732,545
Mattel, Inc......................  96,785       1,746,001

SECURITY                         SHARES        VALUE
Consumer Discretionary -- (continued)
McClatchy Newspapers A,
 Class A.......................     6,700 $       284,013
McDonald's Corporation.........   303,700      10,747,943
McGraw-Hill Companies..........    87,800       4,943,140
Media General, Inc., Class A...     5,600         204,008
Men's Wearhouse, Inc...........    13,050         405,986
Meredith Corporation...........    10,200         481,746
Modine Manufacturing
 Company.......................     8,700         205,059
New York Times Company,
 Class A.......................    35,000         775,950
Newell Rubbermaid, Inc.........    68,178       1,797,172
NIKE, Inc., Class B............    46,300       3,657,700
Nordstrom, Inc.................    52,600       1,804,180
Office Depot (a)...............    68,400       2,465,820
Omnicom Group, Inc.............    41,800       3,699,718
Penney (J.C.) Company, Inc.....    57,900       3,645,384
Pep Boys--Manny, Moe & Jack....    14,000         150,920
Phillips-Van Heusen
 Corporation...................    11,700         415,701
Pulte Homes, Inc...............    51,400       1,464,900
Radio One, Inc. (a)............     2,300          16,445
RadioShack Corporation.........    33,700         544,929
Ruby Tuesday, Inc..............    14,500         318,420
Russell Corporation............     8,300         149,483
Scholastic Corporation (a).....     9,000         258,750
Scripps (E.W.) Company (The),
 Class A.......................    21,400         914,422
Snap-On Incorporated...........    14,550         611,246
Spartan Motors, Inc............     3,100          50,716
Stanley Works..................    16,700         757,679
Staples, Inc...................   178,784       3,865,310
Starbucks Corporation (a)......   187,114       6,410,526
Stride Rite Corporation........     9,200         116,472
Target Corporation.............   210,200       9,652,384
Tiffany & Co...................    35,500       1,121,445
Timberland Company (The) (a)...    13,400         345,050
Time Warner, Inc............... 1,044,720      17,237,880
TJX Companies, Inc.............   111,700       2,722,129
Tribune Company................    43,800       1,301,298
Tupperware Corporation.........    13,300         229,558
Univision Communications, Inc.,
 Class A (a)...................    53,800       1,796,920

                                 July 31, 2006

SECURITY                        SHARES       VALUE
Consumer Discretionary -- (continued)
Valassis Communications
 Inc. (a)......................  12,300 $       252,519
Value Line, Inc................     300          12,153
Washington Post Company,
 Class B.......................   1,400       1,079,400
Wendy's International, Inc.....  28,600       1,720,576
Whirlpool Corporation..........  19,436       1,500,264
                                        ---------------
                                            173,781,709
                                        ---------------
Consumer Staples -- 12.5%
Alberto-Culver Company,
 Class B.......................  18,850         918,749
Avon Products, Inc............. 109,943       3,187,248
Campbell Soup Company..........  45,100       1,654,268
Chiquita Brands International,
 Inc...........................  10,800         145,152
Church & Dwight Co., Inc.......  16,100         587,650
Clorox Company.................  36,400       2,181,816
Coca-Cola Company.............. 500,600      22,276,700
Colgate-Palmolive Company...... 125,200       7,426,864
Costco Wholesale Corporation... 114,630       6,047,879
CVS Corporation................ 199,500       6,527,640
Dean Foods (a).................  33,500       1,257,255
Estee Lauder Companies, Inc.
 (The), Class A................  29,700       1,108,404
General Mills Incorporated.....  87,500       4,541,250
Green Mountain Coffee, Inc. (a)   1,300          51,727
Hain Celestial Group, Inc.
 (The) (a).....................   9,500         205,200
Heinz (H.J.) Company...........  81,793       3,432,852
Hershey Foods Corporation......  43,400       2,385,698
Kellogg Company................  57,700       2,779,409
Kimberly-Clark Corporation..... 111,764       6,823,192
Kroger Company................. 177,400       4,067,782
Longs Drug Stores Corporation..   6,600         271,392
McCormick & Company, Inc.......  33,100       1,160,486
PepsiAmericas, Inc.............  15,200         343,520
PepsiCo, Inc................... 404,070      25,609,957
Procter & Gamble Company....... 801,387      45,037,948
Safeway Inc.................... 109,100       3,063,528
Smucker (J.M.) Company.........  14,505         647,358
SUPERVALU, Inc.................  50,680       1,373,935
Sysco Corporation.............. 152,200       4,200,720
Tootsie Roll Industries, Inc...   6,837         185,625

SECURITY                         SHARES       VALUE
Consumer Staples -- (continued)
United Natural Foods, Inc. (a)..  10,000 $       301,400
Walgreen Company................ 246,659      11,538,708
Whole Foods Market, Inc.........  34,700       1,995,597
Wild Oats Markets, Inc. (a).....   6,550         117,180
Wrigley (Wm.) Jr. Company.......  53,700       2,462,682
                                         ---------------
                                             175,916,771
                                         ---------------
Energy -- 3.6%
Anadarko Petroleum
 Corporation.................... 111,470       5,098,638
Apache Corporation..............  80,324       5,660,432
Cameron International Corp. (a).  28,900       1,456,849
Chesapeake Energy Corp..........  96,700       3,181,430
Devon Energy Corporation........ 107,044       6,919,324
EOG Resources, Inc..............  59,400       4,404,510
Helmerich & Payne, Inc..........  26,000         719,680
Kinder Morgan, Inc..............  25,500       2,601,000
National Oilwell Varco, Inc. (a)  42,400       2,842,496
Newfield Exploration (a)........  32,100       1,488,798
Noble Energy, Inc...............  44,000       2,226,840
Pioneer Natural Resources
 Company........................  32,200       1,460,270
Rowan Companies, Inc............  27,300         924,651
Smith International.............  48,692       2,170,202
Sunoco, Inc.....................  32,235       2,241,622
Williams Companies, Inc......... 145,277       3,522,967
XTO Energy Inc..................  88,993       4,181,781
                                         ---------------
                                              51,101,490
                                         ---------------
Financials -- 22.9%
AFLAC, Inc...................... 121,300       5,354,182
Allied Capital Corporation......  34,000         957,100
AMBAC Financial Group, Inc......  25,500       2,119,305
American Express Company........ 301,000      15,670,060
AmSouth Bancorporation..........  83,700       2,398,842
BB&T Corporation................ 133,900       5,622,461
Capital One Financial
 Corporation....................  73,900       5,716,165
Cathay General Bancorp..........  12,790         470,033
Chittenden Corporation..........  11,920         336,382
Chubb Corporation............... 100,800       5,082,336
Cincinnati Financial
 Corporation....................  41,917       1,976,806
CIT Group.......................  48,500       2,226,635

                                 July 31, 2006

SECURITY                           SHARES       VALUE
Financials -- (continued)
Comerica Incorporated.............  39,400 $     2,306,870
Edwards (A.G.), Inc...............  18,387         992,163
Equity Office Properties Trust....  89,900       3,408,109
Fannie Mae........................ 236,396      11,325,732
Fifth Third Bancorp............... 136,711       5,214,158
First Horizon National
 Corporation......................  29,500       1,236,050
FirstFed Financial Corp. (a)......   4,100         231,445
Franklin Resources, Inc...........  37,200       3,401,940
Freddie Mac....................... 168,300       9,737,838
Genl Growth Properties............  59,534       2,717,132
Golden West Financial.............  62,900       4,633,214
Hartford Financial Services Group
 (The)............................  73,900       6,269,676
Heartland Financial USA, Inc......   3,000          80,520
Janus Capital Group Inc...........  50,126         811,540
KeyCorp...........................  99,100       3,656,790
Lincoln National Corporation......  69,759       3,953,940
M&T Bank Corp.....................  19,190       2,339,645
Maguire Properties Inc............   6,700         250,647
Marsh & McLennan Companies,
 Inc.............................. 133,800       3,616,614
MBIA, Inc.........................  33,400       1,964,254
Medallion Financial Corp..........   4,300          52,632
Mellon Financial Corporation...... 101,400       3,549,000
Merrill Lynch & Co., Inc.......... 225,761      16,439,916
MGIC Investment Corporation.......  21,700       1,234,947
Moody's Corporation...............  59,300       3,254,384
Morgan (J.P.) Chase & Co.......... 847,851      38,678,962
National City Corporation......... 133,200       4,795,200
Northern Trust Corporation........  44,900       2,563,790
PNC Financial Services Group......  72,800       5,157,152
Popular Inc.......................  69,496       1,250,233
Principal Financial Group, Inc....  68,100       3,677,400
Progressive Corporation (The)..... 191,512       4,632,675
ProLogis..........................  59,400       3,287,790
Regions Financial Corp. (New)..... 111,600       4,049,964
SAFECO Corporation................  28,900       1,552,508
Schwab (Charles) Corporation...... 253,100       4,019,228
SLM Corporation...................  99,900       5,024,970
Sovereign Bancorp.................  93,555       1,930,975
St. Paul Travelers Companies, Inc.
 (The)............................ 169,764       7,775,191
State Street Corporation..........  80,700       4,846,842

SECURITY                            SHARES       VALUE
Financials -- (continued)
SunTrust Banks, Inc................  88,700 $     6,995,769
Synovus Financial Corporation......  77,950       2,202,867
T. Rowe Price Group, Inc...........  65,800       2,718,198
TradeStation Group, Inc. (a).......   5,100          74,562
U.S. Bancorp....................... 433,721      13,879,072
UnumProvident Corporation..........  74,400       1,207,512
Wachovia Corporation............... 392,843      21,068,170
Wainwright Bank & Trust Co.........   2,756          30,344
Washington Mutual, Inc............. 234,142      10,466,147
Wells Fargo & Company.............. 409,848      29,648,404
Wesco Financial Corporation........     300         118,500
                                            ---------------
                                                322,261,888
                                            ---------------
Health Care -- 14.2%
Affymetrix Inc (a).................  16,700         360,219
Allergan, Inc......................  37,105       4,001,774
Amgen, Inc. (a).................... 287,953      20,081,842
Bard (C.R.), Inc...................  25,800       1,831,026
Bausch & Lomb Incorporated.........  13,600         643,280
Baxter International, Inc.......... 159,600       6,703,200
Becton Dickinson and Company.......  60,500       3,988,160
Biogen Idec Inc. (a)...............  84,350       3,552,822
Biomet, Inc........................  59,400       1,956,636
Boston Scientific Corporation (a).. 296,519       5,043,788
CIGNA Corporation..................  29,400       2,682,750
Cross Country Healthcare,
 Inc. (a)..........................   5,200          92,924
Dionex Corporation (a).............   5,000         276,750
Fisher Scientific International (a)  30,000       2,223,300
Forest Laboratories, Inc. (a)......  79,496       3,681,460
Gen-Probe Inc. (a).................  12,800         664,960
Genzyme Corporation (a)............  63,609       4,343,223
Gilead Sciences (a)................ 110,900       6,818,132
Health Management Association,
 Class A...........................  60,100       1,223,636
Hillenbrand Industries, Inc........  15,500         769,730
Humana, Inc. (a)...................  40,800       2,281,944
IMS Health, Inc....................  48,013       1,317,477
Invacare Corporation...............   7,700         161,931
Invitrogen Corporation (a).........  13,300         821,807
Johnson & Johnson.................. 723,137      45,232,218
King Pharmaceuticals Inc. (a)......  60,300       1,026,306
Manor Care, Inc....................  19,800         990,990
McKesson HBOC, Inc.................  74,720       3,765,141

                                 July 31, 2006

SECURITY                         SHARES       VALUE
Health Care -- (continued)
MedImmune, Inc. (a).............  60,600 $     1,538,028
Medtronic, Inc.................. 294,934      14,900,066
Merck & Co., Inc................ 533,100      21,467,937
Millipore Corporation (a).......  12,800         801,920
Molina Healthcare Inc. (a)......   5,300         175,642
Mylan Laboratories, Inc.........  50,675       1,112,823
Patterson Companies, Inc. (a)...  34,200       1,137,492
Quest Diagnostics Incorporated..  39,400       2,368,728
St. Jude Medical, Inc. (a)......  88,600       3,269,340
Stryker Corporation.............  71,335       3,246,456
Synovis Life Technologies,
 Inc. (a).......................   2,600          23,036
Thermo Electron Corporation (a).  40,500       1,498,905
UnitedHealth Group
 Incorporated................... 329,182      15,744,775
Waters Corporation (a)..........  25,800       1,049,544
Watson Pharmaceuticals (a)......  25,400         568,706
Zimmer Holdings, Inc. (a).......  60,591       3,831,775
                                         ---------------
                                             199,272,599
                                         ---------------
Industrials -- 6.7%
3M Company...................... 184,207      12,968,173
Alaska Air Group, Inc. (a)......   9,800         363,874
American Power Conversion.......  43,400         732,592
AMR Corporation (a).............  44,800         985,600
Apogee Enterprises, Inc.........   7,400         106,338
Avery Dennison Corporation......  26,400       1,547,832
Baldor Electric Company.........   7,000         207,200
Banta Corporation...............   6,050         213,747
Brady Corporation, Class A......  12,000         405,120
CLARCOR, Inc....................  12,900         366,747
Cooper Industries, Inc., Class A  22,900       1,973,064
Cummins, Inc....................  11,600       1,357,200
Deere & Company.................  57,700       4,187,289
Deluxe Corporation..............  11,200         190,400
Donaldson Company, Inc..........  16,900         555,841
Donnelley (R.R.) & Sons
 Company........................  53,700       1,567,503
Emerson Electric Company........ 100,100       7,899,892
Energy Conversion Devices (a)...   8,100         272,565
Fastenal Company................  30,800       1,095,556
FedEx Corporation...............  74,600       7,811,366
GATX Corporation................  12,600         493,794
Graco, Inc......................  17,152         673,902

SECURITY                         SHARES       VALUE
Industrials -- (continued)
Grainger (W.W.), Inc............  18,900 $     1,173,501
Granite Construction
 Incorporated...................   8,225         357,705
Herman Miller, Inc..............  17,300         491,493
HNI Corporation.................  12,600         511,686
Hubbell Incorporated, Class B...  15,060         707,820
Ikon Office Solutions...........  32,800         452,968
Illinois Tool Works, Inc........ 101,900       4,659,887
JetBlue Airways Corporation (a).  38,550         412,100
Kadant Inc. (a).................   3,700          77,367
Kansas City Southern Industries,
 Inc. (a).......................  17,200         423,464
Kelly Services, Inc.............   5,075         137,380
Lawson Products, Inc............     700          25,557
Lincoln Electric Holdings, Inc..  10,500         602,490
Masco Corporation...............  96,796       2,587,357
Milacron, Inc. (a)..............  12,633          10,991
Monster Worldwide (a)...........  31,500       1,260,000
Nordson Corporation.............   8,400         382,200
Norfolk Southern Corporation.... 101,500       4,407,130
Pall Corp.......................  31,100         811,088
Pitney Bowes, Inc...............  54,300       2,243,676
Robert Half International, Inc..  42,600       1,378,536
Ryder System, Inc...............  15,200         766,080
Smith (A.O.) Corporation........   5,200         222,872
Southwest Airlines Co........... 171,762       3,089,998
SPX Corporation.................  14,930         815,925
Standard Register Company.......   3,200          39,360
Steelcase, Inc..................  13,300         195,377
Tennant Company.................   4,600         109,342
Thomas & Betts Corporation (a)..  13,200         624,756
Toro Company....................  10,800         447,228
Trex Company, Inc. (a)..........   2,600          73,320
United Parcel Service, Inc.,
 Class B........................ 265,159      18,272,106
YRC Worldwide Inc. (a)..........  14,780         587,948
                                         ---------------
                                              94,334,303
                                         ---------------
Information Technology -- 18.4%
3Com Corporation (a)............  97,600         462,624
Adaptec, Inc. (a)...............  27,400         120,560
ADC Telecommunications (a)......  29,228         357,458
Adobe Systems Incorporated...... 147,300       4,199,523

                                 July 31, 2006

SECURITY                         SHARES        VALUE
Information Technology -- (continued)
Advanced Micro Devices,
 Inc. (a)......................   120,000 $     2,326,800
Advent Software, Inc. (a)......     4,200         131,124
Analog Devices, Inc............    88,600       2,864,438
Andrew Corporation (a).........    39,300         332,085
Apple Computer, Inc. (a).......   207,554      14,105,370
Applied Materials, Inc.........   381,000       5,996,940
Arrow Electronics, Inc. (a)....    30,200         853,452
Autodesk, Inc. (a).............    57,600       1,964,736
Automatic Data Processing, Inc.   140,174       6,134,014
BMC Software, Inc. (a).........    52,400       1,227,208
CDW Corporation................    15,400         909,832
Ceridian Corporation (a).......    35,700         857,157
Cisco Systems, Inc. (a)........ 1,489,158      26,581,470
Coherent, Inc. (a).............     7,700         246,862
Compuware Corporation (a)......    95,700         668,943
Convergys Corp. (a)............    35,500         677,340
Dell Inc. (a)..................   554,794      12,027,934
eBay Inc. (a)..................   282,772       6,806,322
Electronic Arts Inc. (a).......    74,300       3,500,273
Electronic Data Systems
 Corporation...................   125,600       3,001,840
EMC Corporation (a)............   576,100       5,847,415
Entegris, Inc. (a).............    20,000         189,000
Gerber Scientific, Inc. (a)....     5,700          87,381
Hewlett-Packard Company........   681,410      21,743,793
Imation Corporation............     7,900         321,688
Intel Corporation.............. 1,422,355      25,602,390
Lexmark International Group,
 Inc. (a)......................    25,600       1,383,680
LSI Logic Corporation (a)......    96,300         789,660
Lucent Technologies, Inc. (a).. 1,082,292       2,305,282
Merix Corporation (a)..........     3,750          39,414
Micron Technology, Inc. (a)....   167,900       2,617,561
Microsoft Corporation.......... 2,142,810      51,491,724
Molex Incorporated.............    35,646       1,130,691
National Semiconductor
 Corporation...................    81,500       1,895,690
Novell, Inc. (a)...............    62,500         405,625
Novellus Systems, Inc. (a).....    30,300         766,893
Palm Inc. (a)..................    21,108         314,720
Paychex, Inc...................    81,500       2,785,670
Plantronics Inc................    11,000         171,160
Polycom Inc. (a)...............    21,700         481,740

SECURITY                         SHARES       VALUE
Information Technology -- (continued)
Qualcomm, Inc................... 408,500 $    14,403,710
Red Hat, Inc. (a)...............  39,200         928,256
Salesforce.com, Inc. (a)........  27,000         693,900
Sapient Corporation (a).........  19,800          95,040
Solectron Corporation (a)....... 228,600         690,372
Sun Microsystems, Inc. (a)...... 847,600       3,687,060
Symantec Corporation (a)........ 254,600       4,422,402
Tektronix, Inc..................  20,400         556,308
Tellabs, Inc. (a)............... 112,300       1,055,620
Texas Instruments, Inc.......... 380,062      11,318,246
Xerox Corporation (a)........... 225,400       3,175,886
Xilinx, Inc.....................  82,800       1,680,012
                                         ---------------
                                             259,432,294
                                         ---------------
Materials -- 1.8%
Air Products & Chemicals, Inc...  54,400       3,477,792
Airgas, Inc.....................  16,800         609,000
Aleris International, Inc. (a)..   7,900         323,426
Bemis Company, Inc..............  26,000         798,200
Cabot Corporation...............  14,900         495,723
Calgon Carbon Corporation.......  10,100          61,206
Caraustar Industries, Inc. (a)..   7,200          50,832
Crown Holdings, Inc. (a)........  41,700         694,722
Ecolab, Inc.....................  43,900       1,890,773
Fuller (H.B.) Company...........   7,300         291,854
Lubrizol Corporation............  16,700         714,259
MeadWestvaco Corp...............  44,212       1,154,817
Minerals Technologies, Inc......   5,000         253,100
Nucor Corporation...............  76,193       4,051,182
Praxair, Inc....................  79,200       4,343,328
Rock-Tenn Company, Class A......   7,800         134,082
Rohm & Haas Company.............  35,987       1,659,720
Schnitzer Steel Industries Inc.,
 Class A........................   5,300         179,670
Sealed Air Corporation..........  20,300         958,972
Sigma-Aldrich Corporation.......  16,700       1,160,650
Sonoco Products Company.........  24,645         801,702
Valspar Corporation.............  25,300         623,139
Wausau-Mosinee Paper
 Corporation....................  12,800         156,672
Wellman, Inc....................   4,400          13,377
Worthington Industries, Inc.....  17,100         349,182
                                         ---------------
                                              25,247,380
                                         ---------------

                    PORTFOLIO OF INVESTMENTS -- (concluded)

                                 July 31, 2006

SECURITY                        SHARES      VALUE
Telecommunication Services -- 6.1%
AT&T Inc....................... 950,667 $   28,510,503
BellSouth Corporation.......... 441,979     17,312,317
Citizens Communications
 Company.......................  80,667      1,034,959
Sprint Corp.--FON Group........ 727,799     14,410,420
Telephone and Data Systems,
 Inc...........................  24,900      1,017,414
Verizon Communications......... 712,622     24,100,876
                                        --------------
                                            86,386,489
                                        --------------
Utilities -- 1.0%
AGL Resources, Inc.............  19,400        756,988
Cascade Natural Gas Corporation   2,900         75,168
Cleco Corporation..............  12,200        301,584
Energen Corporation............  18,300        779,946
Equitable Resources, Inc.......  30,000      1,080,300
IDACORP, Inc...................  10,600        395,168
KeySpan Corporation............  43,600      1,755,772
MGE Energy, Inc................   5,100        165,648
National Fuel Gas Company......  21,100        783,654
NICOR, Inc.....................  10,300        451,346
NiSource, Inc..................  65,447      1,488,919
Northwest Natural Gas Company..   6,500        246,805
Ormat Technologies Inc.........   1,800         66,583
OGE Energy Corporation.........  22,600        855,410
Peoples Energy Corporation.....   9,400        396,774

SECURITY                     SHARES     VALUE
Utilities -- (continued)
Pepco Holdings, Inc......... 46,800 $    1,146,600
Questar Corporation......... 21,300      1,887,180
Southern Union Company...... 24,421        662,786
WGL Holdings................ 11,200        336,336
                                    --------------
                                        13,632,967
                                    --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $1,119,886,958) (b).        $1,401,367,890
Other Assets, Less
 Liabilities -- 0.4%........             6,252,996
                                    --------------
NET ASSETS -- 100.0%........        $1,407,620,886
                                    ==============

--------
(a)Non-income producing security.
(b)The aggregate cost for federal income tax purposes is $1,232,086,974. The aggregate gross unrealized appreciation is $266,776,364 and the aggregate gross unrealized depreciation is $97,495,448, resulting in net unrealized appreciation of $169,280,916.

   Copyright in the Domini 400 Social Index/SM/ is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                       See Notes to Financial Statements

                          DOMINI SOCIAL EQUITY TRUST
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2006

    ASSETS:
    Investments at value (Cost $1,119,886,958).............. $1,401,367,890
    Cash....................................................      2,194,266
    Receivable for securities sold..........................      2,143,487
    Dividends receivable....................................      2,177,558
                                                             --------------
       Total assets.........................................  1,407,883,201
                                                             --------------
    LIABILITIES:
    Management fee payable..................................        237,603
    Other accrued expenses..................................         24,712
                                                             --------------
       Total liabilities....................................        262,315
                                                             --------------
    NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS $1,407,620,886
                                                             ==============

                            STATEMENT OF OPERATIONS

                           Year ended July 31, 2006

INVESTMENT INCOME:
Dividends.............................................                $ 25,576,323
EXPENSES:
Management fee........................................ $   3,024,139
Custody fees..........................................       162,984
Professional fees.....................................        41,584
Trustees fees.........................................        52,612
Miscellaneous.........................................         1,225
                                                       -------------
Total expenses........................................     3,282,544
   Fees paid indirectly...............................      (106,023)
                                                       -------------
      Net expenses....................................                   3,176,521
                                                                      ------------
NET INVESTMENT INCOME.................................                  22,399,802
NET REALIZED LOSS ON INVESTMENTS:
Proceeds from sales................................... $ 383,230,895
Cost of securities sold...............................  (421,943,490)
                                                       -------------
Net realized loss on investments......................                 (38,712,595)
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS:
   Beginning of period................................ $ 243,472,010
   End of period......................................   281,480,932
                                                       -------------
      Net change in unrealized appreciation...........                  38,008,922
                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                $ 21,696,129
                                                                      ============

                       See Notes to Financial Statements

                          DOMINI SOCIAL EQUITY TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                               JULY 31, 2006   JULY 31, 2005
INCREASE IN NET ASSETS:
From Operations:
  Net investment income...................................................................... $   22,399,802  $   30,432,256
  Net realized loss on investments...........................................................    (38,712,595)    (44,227,615)
  Net change in unrealized appreciation of investments.......................................     38,008,922     185,523,361
                                                                                              --------------  --------------
  Net Increase in Net Assets Resulting from Operations.......................................     21,696,129     171,728,002
                                                                                              --------------  --------------
Transactions in Investors' Beneficial Interest:
  Additions..................................................................................    245,457,285     238,673,782
  Reductions.................................................................................   (471,501,091)   (325,346,892)
                                                                                              --------------  --------------
  Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests.   (226,043,806)    (86,673,110)
                                                                                              --------------  --------------
Total (Decrease)/Increase in Net Assets......................................................   (204,347,677)     85,054,892
NET ASSETS:
  Beginning of period........................................................................  1,611,968,563   1,526,913,671
                                                                                              --------------  --------------
  End of period.............................................................................. $1,407,620,886  $1,611,968,563
                                                                                              ==============  ==============

                             FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JULY 31,
                                                     ----------------------------------------------------------
                                                        2006       2005       2004        2003         2002
Net assets (in millions)............................ $1,408     $1,612     $1,527     $1,318        $ 1,239
Total return........................................   1.46%     11.48%     12.01%     12.13%        (22.71)%
Ratio of net investment income to average net assets
 (annualized).......................................   1.48%      1.92%      1.25%      1.32%          1.02%
Ratio of expenses to average net assets (annualized)   0.22%(2)   0.23%(2)   0.24%(2)   0.23%(1)(2)    0.22%(2)
Portfolio turnover rate.............................     12%         9%         8%         8%            13%

(1)Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% for the year ended July 31, 2003.
(2)Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.21%, 0.22%, 0.24%, 0.23%, and 0.22% for the years ended July 31,
   2006, 2005, 2004, 2003, and 2002, respectively.

                       See Notes to Financial Statements

                           DOMINI SOCIAL EQUITY TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 2006


1. Organization and Significant Accounting Policies Domini Social Equity Trust (formerly Domini Social Index Trust) (the "Portfolio") is a series of Domini Social Trust (formerly Domini Social Index Portfolio) (the "Trust") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,/SM /which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991. The Domini European Social Equity Trust, another series of the Trust, commenced operations on October 3, 2005.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.
    (A)Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.
       Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures by or at the direction of the Portfolio's Board of Trustees.
    (B)Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.
    (C)Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                           DOMINI SOCIAL EQUITY TRUST
                  NOTES TO FINANCIAL STATEMENTS -- (concluded)
                                 JULY 31, 2006


2. Transactions With Affiliates
    (A)Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of $2.5 billion.
    (B)Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index./SM/ The Index's composition is determined by KLD Research & Analytics, Inc.

3. Investment Transactions For the year ended July 31, 2006, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $179,499,762 and $383,181,301, respectively. Per the Portfolio's arrangement with Investors Bank & Trust ("IBT"), credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's expenses. For the year ended July 31, 2006, custody fees of the Portfolio were reduced by $106,023 under these arrangements.

4. Subsequent Event Effective November 30, 2006, the Domini Social Equity Trust will be an actively managed Portfolio submanaged by Wellington Management Company, LLP.

In connection with this change in investment strategy, an increased management fee equal to 0.30% of the first $2 billion of net assets managed was approved. Domini will pay Wellington from its management fee. See Approval of New Management Agreement between Domini Social Equity Trust and Domini, New Submanagement Agreement between Domini and Wellington, and 2006 Proxy Results.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO] KPMG

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Equity Trust (the "Portfolio"), a series of Domini Social Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Trust as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                          [LOGO] KPMG LLP

Boston, Massachusetts
September 25, 2006

 The following information pertains to the Domini Social Equity Trust, in which the Green Century Equity Fund has been invested since 1995. The Board of Trustees of the Green Century Equity Fund voted to withdraw the Green Century Equity Fund's investment in the Domini Trust as of November 28, 2006, pending shareholder approval. For more information, see Note 5 of the Green Century Funds Notes to Financial Statements on page 22.

APPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AGREEMENT BETWEEN DOMINI SOCIAL EQUITY TRUST AND DOMINI AND THE SUBMANAGEMENT AGREEMENT BETWEEN DOMINI AND SSgA At a meeting held on April 28, 2006, the Board of Trustees approved the continuance of the Management Agreement between the Domini Social Equity Trust (the "Portfolio") and Domini Social Investments LLC ("Domini") (the "Management Agreement") and the Submanagement Agreement between Domini and SSgA Funds Management, Inc. ("SSgA") (the "Submanagement Agreement"). The Trustees including all of the Independent Trustees, concluded that each of Domini and SSgA had the capabilities, resources, and personnel necessary to manage the Portfolio. The Trustees further concluded that based on the services provided by Domini and SSgA to the Portfolio pursuant to the Management and Submanagement Agreement, respectively, the expenses incurred by Domini and SSgA in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and SSgA under the Management and Submanagement Agreements, as applicable, is fair and reasonable.

In their deliberations regarding the continuance of the Management and Submanagement Agreements for the Portfolio, the Trustees considered the information provided to them throughout the year at regular board meetings as well as the information prepared specifically in connection with the annual renewal process. In reaching their determination to approve the continuance of the Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

CONSIDERATION OF THE MANAGEMENT AGREEMENT
Nature, Quality and Extent of Services Provided. The Trustees considered that pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it does by engaging and overseeing the activities of SSgA. The terms of the Management Agreement were reviewed by the Trustees.

The Trustees considered the scope and quality of the services provided by Domini under the Management Agreement. They also considered Domini's capabilities and experience in the development and application of social and environmental screens and its reputation and leadership in the socially responsible investment community. The Trustees also considered the quality of the administration services Domini provided to the Portfolio and the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to the Portfolio.

Investment Results. The Trustees considered the performance of the Portfolio, including, the performance of the Portfolio for the 3 months, 6 months, 1- and 2- year periods ended December 31, 2005 and March 31, 2006, as well as its cumulative performance from inception through December 31, 2005 and through March 31, 2006. Because the Domini Social Equity Fund (the "Equity Fund") and certain other Domini funds (collectively with the Equity Fund, the "Feeder Funds") invest their assets in the Portfolio, they also reviewed the performance of the Feeder Funds for the same periods. They considered the performance of the S&P 500 Index and the Domini 400 Social Index for the same periods. The Trustees noted that the Portfolio had underperformed when compared to the S&P 500 Index over most periods ending March 31, 2006. They noted that the performance of the Feeder Funds differed from each other and from the performance of the Portfolio to the extent of the expenses incurred by each such Fund. Because the objective of the Portfolio is to provide its investors with a long-term total return that matches the performance of the Domini 400 Social Index, the Trustees paid particular attention to the Portfolio's tracking error. They compared the Portfolio's tracking error to SSgA's tracking error with respect to other index funds for which it acts as advisor. They noted that the Portfolio's tracking error had been in an acceptable range. Based on their review, the Trustees concluded that the performance of the Portfolio over time had been satisfactory.

Fees and Other Expenses. The Trustees considered the advisory fees paid by the Portfolio to Domini. The Trustees also considered the administrative fees paid by the Feeder Funds. The Trustees considered the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratio versus relevant peer group averages. The Trustees also considered the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees considered that Domini (and not the Portfolio) pays SSgA from its advisory fee as well as the fees for licensing the Domini 400 Social Index.

The Trustees considered that, based on the information provided with respect to the peer group, the advisory fee for the Portfolio was lower than most peer group averages but slightly higher than the average advisory/administrative fee for the domestic equity index fund peer group. The Trustees also considered that, after giving effect to Domini's waiver of a portion of its fee, the total expense ratio for the Portfolio was lower than the average of all relevant peer groups, including the domestic equity index fund peer group average. The Trustees concluded that the advisory fees payable by the Portfolio were reasonable and supported the continuance of the Management Agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its advisory and administrative relationship with the Portfolio and each of the Feeder Funds for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of the Domini Funds for December 31, 2005. The Trustees considered Domini's profit margin with respect to each Feeder Fund in comparison to industry data provided by Domini. The Trustees concluded that they were satisfied that Domini's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as the assets in the Portfolio increased and the extent to which economies of scale were reflected in the fees charged under the Management Agreement. The Trustees noted that the fee schedule to the Management Agreement contained breakpoints. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported the approval of the continuance of the Management Agreement.

Other Benefits. The Trustees considered the other benefits which Domini and its affiliates receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of other payments received by Domini and its affiliates, in respect of the Portfolio and each of the other Domini Funds. The Trustees considered that Domini's profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini did not receive the benefits of "soft dollar" commissions with respect to the Domini Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Domini Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio, and supported the approval of the continuance of the Management Agreement.

CONSIDERATION OF THE SUBMANAGEMENT AGREEMENT
Nature, Quality and Extent of Services Provided. The Trustees considered the scope and quality of the services provided by SSgA under the Submanagement Agreement. The Trustees considered that SSgA provides the day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The terms of the Submanagement Agreement were reviewed by the Trustees.

The Trustees considered the professional experience, tenure and qualifications of the Portfolio's portfolio management team and other senior personnel at SSgA. They also considered SSgA's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by SSgA to the Portfolio.

Investment Results. For a discussion regarding the Investment Results considered by the Board and the Board's conclusions with respect to such Investment Results, please see "Management Agreement -- Investment Results" above.

Fees and Other Expenses. The Trustees considered the submanagement fees paid by Domini to SSgA. The Trustees also considered the fees that SSgA charged its other clients with investment objectives similar to the Portfolio. The Trustees considered that the advisory fees SSgA receives with respect to its other index clients are within the general range of the submanagement fee it receives with respect to the Portfolio. The Trustees also noted that Domini (and not the Portfolio) pays SSgA from the advisory fee Domini receives from the Portfolio. The Trustees determined, based on the nature and quality of the services provided by SSgA and in light of the other factors considered, that the fees paid by Domini to SSgA under the Submanagement Agreement were reasonable and supported continuance of the Submanagement Agreement.

Costs of Services Provided and Profitability. The Trustees considered information provided to them by SSgA concerning the costs borne by and profitability of SSgA in respect of its submanagement relationship with the Portfolio for the 2005 calendar year. The Trustees also considered SSgA's statements of income for December 31, 2004 and December 31, 2005. The Trustees considered SSgA's profit margin with respect to the Portfolio in comparison to industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that SSgA's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees considered whether economies of scale would be realized by SSgA as the assets in the Portfolio increased and the extent to which any economies of scale are reflected in the level of fees charged by SSgA. The Trustees also considered that there were breakpoints in the SSgA submanagement fee. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported continuance of the Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits which SSgA and its affiliates receive from their relationship with the Portfolio, noting that SSgA and its affiliates provide no other services to the Portfolio. The Trustees considered the brokerage practices of SSgA and noted that, based on information provided to them, SSgA did not receive the benefits of "soft dollar" commissions with respect to the Portfolio. The Trustees also considered the intangible benefits that may accrue to SSgA and its affiliates by virtue of its relationship with the Portfolio. The Trustees concluded that the benefits received by SSgA and its affiliates were reasonable in the context of the relationship between SSgA and the Portfolio, and supported the approval of the continuance of the SSgA Submanagement Agreement.

APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN DOMINI SOCIAL EQUITY TRUST AND DOMINI AND A NEW SUBMANAGEMENT AGREEMENT BETWEEN DOMINI AND WELLINGTON MANAGEMENT COMPANY, LLP
At a meeting held on April 28, 2006, the Board of Trustees approved a change in the investment strategy of the Portfolio from a passive to an active investment strategy. In connection with the change to an active investment strategy, the Board approved a new Management Agreement between the Portfolio and Domini (the "New Management Agreement") and a new Submanagement Agreement between Domini and Wellington Management Company, LLP ("Wellington Management") (the "New Submanagement Agreement") (collectively, the "New Agreements"). Shareholders of the Fund and holders of beneficial interests in the Portfolio approved the New Agreements at Special Meetings held on August 15, 2006. See disclosure of proxy results in next section. The new strategy will go into effect on or about November 30, 2006.

The Trustees including all of the Independent Trustees, concluded that each of Domini and Wellington Management had the capabilities, resources, and personnel necessary to manage the Portfolio and implement the new investment strategy. The Trustees further concluded that based on the services to be provided by Domini and Wellington Management to the Portfolio pursuant to the New Management and New Submanagement Agreements, respectively, the expenses incurred by Domini and Wellington Management in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and Wellington Management under the New Management and New Submanagement Agreements, as applicable, is fair and reasonable.

In reaching their determination to approve the New Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

CONSIDERATION OF THE NEW MANAGEMENT AGREEMENT
Nature, Quality, and Extent of Services Provided. The Trustees considered that the terms of the New Management Agreement are the same as the existing Management Agreement except for the increase in fees payable to Domini. The Trustees considered that, pursuant to the New Management Agreement, Domini, subject to the direction of the Board, will continue to be responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it will do by engaging and overseeing the activities of Wellington Management. They considered that under the New Management Agreement, Domini would be responsible for applying social and environmental screens to a universe of securities.

The Trustees considered the scope and the quality of the services to be provided by Domini under the New Management Agreement. They considered the professional experience, tenure, and qualifications of the portfolio management teams proposed for the Portfolio and the other senior personnel at Domini. They also considered Domini's capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. They considered the quality of the administrative services Domini provided to the Portfolio and to the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Domini to the Portfolio.

Investment Results. The Trustees considered the performance of the Portfolio and each Feeder Fund compared to the S&P 500 Index, and noted that the annualized total returns of the Portfolio and each Feeder Fund had lagged annualized total return of the S&P 500 Index for the 1, 3, 5 and 10 year periods ending March 31, 2006 and since the Portfolio's and each Feeder Fund's inception. The Trustees considered information provided to them that showed that stock selection had generally helped the performance of the Portfolio compared to the S&P 500 Index over most time periods but that the underweight versus the S&P 500 Index of certain industries and sectors had hurt the Portfolio's performance compared to the benchmark. The Trustees considered how the passive investment strategy used by the Portfolio had impacted the performance of the Portfolio.

Fees and Other Expenses. The Trustees considered the increased management fees to be paid by the Portfolio to Domini under the New Management Agreement. The Trustees considered that Domini (and not the Portfolio) will pay Wellington Management from its advisory fee for the Portfolio. The Trustees also considered information that showed the net increase in fees that Domini would receive (after taking into account that Domini would pay the submanagement fees, giving effect to the waiver by Domini of certain fees and expenses and the expenses that Domini expected to incur in connection with providing the social and environmental screening for the Portfolio). The Trustees also reviewed the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees compared the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratios versus relevant peer group averages.

The Trustees also reviewed the fees under the existing Management Agreement and considered that the current total expense ratio for the Equity Fund exceeded the peer group average total expense ratio for U.S. equity index funds even after giving effect to the waiver by Domini of certain fees and expenses. The Trustees considered the reasons that the total expense ratio of the Fund exceeded that of the U.S. equity index funds peer group and noted that, given the license, submanagement and other fees paid or reimbursed by Domini, a reduction of fees was not likely to be a feasible alternative. The Trustees then considered that the proposed new management fee for the Portfolio was lower than the average management fees of various peer groups.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to its advisory and administrative relationship with the Portfolio and the Equity Fund for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed information provided to them by Domini that showed the net dollar increase in fees that Domini expected to receive under the New Management Agreement and reviewed the increased expenses that Domini expected to incur in providing services under the New Management Agreement. The Trustees concluded that they were satisfied that Domini's expected level of profitability with respect to the New Management Agreement was reasonable in view of the nature, quality and extent of services to be provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed new fee schedules. The Trustees noted that breakpoints were being proposed for both the New Management Agreement, and also considered the fee waivers proposed by Domini. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and that this was a positive factor in support of approval of the New Management Agreement.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates received and could be expected to receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of payments that will continue to be received by Domini and its affiliates in connection with its relationship to the Portfolio and the other Domini Funds. The Trustees also considered the intangible benefits that would continue to accrue to Domini and its affiliates by virtue of their relationship with the Portfolio and how implementation of the new strategy would likely increase those benefits. The Trustees concluded that the benefits expected to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio and supported the approval of the New Management Agreement.

CONSIDERATION OF THE NEW SUBMANAGEMENT MANAGEMENT AGREEMENT
Nature, Quality, and Extent of Services Provided. The Trustees considered the scope and quality of the services to be provided by Wellington Management under the New Submanagement Agreement, including the provision of day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The Trustees also considered the positive results of interviews with several of Wellington Management's current clients.

The Trustees considered the professional experience, tenure, and qualifications of the proposed portfolio management team and other senior personnel at Wellington Management. The Trustees also reviewed Wellington Management's compliance policies and procedures and compliance record. The Trustees further considered the terms of the New Submanagement Agreement and its differences with the existing Submanagement Agreement. The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Wellington Management to the Portfolio under the New Submanagement Agreement.

Investment Results. The Trustees considered the annualized total returns of Wellington Management's core U.S. intersection total composite for the 1, 3, 5 and 10 years ending December 31, 2005. and the model investment performance of Wellington Management's core U.S. quantitative equity strategy, which Wellington Management proposed to adapt for the Portfolio. The Trustees considered the performance of both the composite and the model was consistent and reasonable when compared to the benchmark of the Portfolio. The Trustees also considered the differences between the proposed investment objectives and strategies of the Portfolio and the core U.S. quantitative equity strategy including that the model performance data did not factor in the application of Domini's social and environmental screening process. The Board considered the positive impact of the social and environmental screens on the performance of another Domini fund with a similar strategy.

Fees and Other Expenses. The Trustees considered the submanagement fees to be paid by Domini to Wellington Management. The Trustees compared the investment submanagement fees proposed by Wellington Management with the fees charged by the current submanager of the Portfolio. They noted that the fees proposed by Wellington Management were significantly higher than the fees currently being paid to the submanager of the Portfolio and considered that the increase was reasonable given that Wellington Management would be using an active, rather than a passive, investment strategy. The Trustees also reviewed the submanagement fees that Wellington Management charges its other mutual fund clients, and noted that the submanagement fees Wellington Management receives with respect to its other mutual fund clients are within the general range of the submanagement fee it would receive with respect to the Portfolio. The Trustees noted that Domini (and not the Portfolio) will pay Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the New Management Agreement. The Trustees determined, based on the nature and quality of the services to be provided by Wellington Management, and in light of the other factors considered, that the fees proposed by Wellington Management were reasonable and supported approval of the New Submanagement Agreement.

Costs of Services Provided and Profitability. The Trustees considered the consolidated balance sheet for Wellington Management and its subsidiaries as of December 31, 2005. The Trustees did not, however, receive information regarding the estimated costs to Wellington Management of the services proposed to be provided by it to the Portfolio or the estimated profits that may be realized by

Wellington Management from its submanagement relationship with the Portfolio. The Trustees considered that it would be difficult for Wellington Management to estimate such costs and profits given that Wellington Management had not yet provided submanagement services to the Portfolio. The Trustees also noted that it would be appropriate to request and review such information when they considered the continuation of the New Submanagement Agreement.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Wellington Management as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed fee schedule under the New Submanagement Agreement. The Trustees also considered that there were breakpoints in the proposed fee reflected in the New Submanagement Agreement. The Trustees concluded that such breakpoints, as proposed, were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio which was a positive factor supporting the approval of the New Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that Wellington Management and its affiliates could be expected to receive from their relationship with the Portfolio, noting that none of Wellington Management or any of its affiliates would be providing any other services to the Portfolio. The Trustees also considered the brokerage practices of Wellington Management. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the Portfolio. The Trustees concluded that the benefits expected to be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Portfolio and supported the approval of the New Submanagement Agreement.

TRUSTEES AND OFFICERS
The following table presents information about each Trustee and each Officer of the Domini Social Equity Trust as of July 31, 2006. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. Each Trustee and each Officer of the Portfolio noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7/th/ Floor, New York, NY 10012. The Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer

                                                                                                           NUMBER OF FUNDS
    NAME, AGE,                                                                                            AND PORTFOLIOS IN
 POSITION(S) HELD,                                                                                        THE DOMINI FAMILY
   AND LENGTH OF                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND                    OF FUNDS OVERSEEN
    TIME SERVED                                   OTHER DIRECTORSHIPS HELD                                   BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Amy L. Domini*       CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social             8
(56)                 Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager,
Chair, Trustee, and  Domini Holdings LLC (holding company) (since 2002); Director, Tom's of Maine,
President of the     Inc. (natural care products) (2004); Board Member, Progressive Government
Portfolio since 1990 Institute (nonprofit education on executive branch of the federal government) (since
                     2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England
                     Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (since
                     1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office
                     (fiduciary) (since 1987).

Disinterested Trustees

                                                                                                            NUMBER OF FUNDS
    NAME, AGE,                                                                                             AND PORTFOLIOS IN
 POSITION(S) HELD,                                                                                         THE DOMINI FAMILY
   AND LENGTH OF                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND                    OF FUNDS OVERSEEN
    TIME SERVED                                    OTHER DIRECTORSHIPS HELD                                   BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Julia Elizabeth      Director and President, Alpha Global Solutions, LLC (agribusiness) (2004); Trustee,           8
Harris               Fiduciary Trust Company (financial institution) (2001-2005); Vice President, UNC
(58)                 Partners, Inc. (financial management) (since 1990).
Trustee of the
Portfolio since 1999
Kirsten S. Moy       Board Member, Community Reinvestment Fund (since 2003); Director, Economic                    8
(59)                 Opportunities Program, The Aspen Institute (research and education) (since 2001);
Trustee of the       Director, NCB Development Corp. (Since 2006); Consultant on Social Investments,
Portfolio since 1999 Equitable Life/AXA (1998-2001); Project Director, Community Development
                     Innovation and Infrastructure Initiative (research) (1998-2001).
William C. Osborn    Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital)                  8
(62)                 (since 2004); Manager, Commons Capital Management LLC (venture capital) (since
Trustee of the       2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999);
Portfolio since 1997 Director, CTP Hydrogen, Inc. (Since 2005); Director, World Power Technologies, Inc.
                     (power equipment production) (1999-2004); Director, Investors' Circle (socially responsible investor network) (1999-2004).
Karen Paul           Visiting Professor, Escuela Graduado Administracion Direccion Empresas, Instituto             8
(61)                 Tecnologico y de Estudios Superiores de Monterrey (2004); Professor, Catholic
Trustee of the       University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003);
Portfolio since 1997 Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for
                     Management in the Americas (1997-2002); Professor of Management and
                     International Business, Florida International University (since 1990).
Gregory A. Ratliff   Community Investment Consultant (self-employment) (since 2002); Senior Fellow,                8
(46)                 The Aspen Institute (research and education) (2002); Director, Economic
Trustee of the       Opportunity, John D. and Catherine T. MacArthur Foundation (private
Portfolio since 1999 philanthropy) (1997-2002).
John L. Shields      CEO, Open Investing, Inc. (investment adviser) (since 2006); CEO, Harris Insight              8
(53)                 Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting,
Trustee of the       Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark,
Portfolio since 2004 Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber
                     LLC (management consulting firm) (2002-2004); President and CEO, Citizens
                     Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002);
                     President and Trustee, Citizens Funds (1998-2002).

Officers

                                                                                                         NUMBER OF FUNDS
    NAME, AGE,                                                                                          AND PORTFOLIOS IN
 POSITION(S) HELD,                                                                                      THE DOMINI FAMILY
   AND LENGTH OF                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND                   OF FUNDS OVERSEEN
    TIME SERVED                                  OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Megan L. Dunphy*     Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary,               N/A
(36)                 Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services)
Secretary of the     (financial services) (1999-2004).
Portfolio since 2005
Adam M. Kanzer*      General Counsel and Director of Shareholder Advocacy (since 1998) and Chief               N/A
(40)                 Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief
Chief Legal Officer  Compliance Officer (April 2005-July 2005) and Chief Legal Officer (since 2003),
of the Portfolio     Domini Funds.
since 2003
Carole M. Laible*    President (since 2005), Member (since 2006), Chief Operating Officer (since 2002),        N/A
(42)                 and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC;
Treasurer of the     President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief
Portfolio since 1997 Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services
                     LLC; Treasurer, Domini Funds (since 1997).
Steven D. Lydenberg* Chief Investment Officer (since 2003) and Member (since 1997), Domini Social              N/A
(60)                 Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003)
Vice President of    and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social the Portfolio since  research provider).
1990
Maurizio Tallini*    Chief Compliance Officer, Domini Social Investments LLC (since May 2005); Chief           N/A
(32)                 Compliance Officer, Domini Funds (since July 2005); Venture Capital Controller,
Chief Compliance     Rho Capital Partners (venture capital) (2001-2005); Manager,
Officer of the       PricewaterhouseCoopers LLP (independent registered public accounting firm)
Portfolio since July (1995-2001).
2005

The Portfolio's Registration Statement includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION
The Domini Funds' Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy- Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission's (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds' Forms N-Q are available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

2006 PROXY RESULTS
A Special Meeting of the Holders of Beneficial Interests of the Domini Social Equity Trust was held on August 15, 2006, to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1. To elect a Board of Trustees.

                                DOLLARS
                                 VOTED             DOLLARS
              TRUSTEE             FOR      % FOR   WITHHELD   % WITHHELD
              -------         ------------ -----  ----------- ----------
       Amy L. Domini......... $795,489,646 97.26% $22,404,402    2.74%
       Julia Elizabeth Harris  793,307,667 96.99%  24,586,381    3.01%
       Kirsten S. Moy........  794,482,903 97.14%  23,411,145    2.86%
       William C. Osborn.....  794,823,457 97.18%  23,070,591    2.82%
       Karen Paul............  794,921,707 97.19%  22,972,341    2.81%
       Gregory A. Ratliff....  794,508,176 97.14%  23,385,872    2.86%
       John L. Shields.......  794,869,430 97.18%  23,024,618    2.82%

2. To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

                                    DOLLARS VOTED % OF VOTED
                                    ------------- ----------
                   For............. $610,174,945    74.60%
                   Against.........  100,239,157    12.26%
                   Abstain.........   12,461,222     1.52%
                   Broker Non-Vote*   95,018,724    11.62%

3. To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investment LLC.

                                    DOLLARS VOTED % OF VOTED
                                    ------------- ----------
                   For............. $610,119,531    74.60%
                   Against.........  100,338,222    12.26%
                   Abstain.........   12,417,571     1.52%
                   Broker Non-Vote*   95,018,724    11.62%

4. To authorize the Trustees to select and change investment submanagers and enter into investment sbmanagement agreements without the approval of shareholders.

                                    DOLLARS VOTED % OF VOTED
                                    ------------- ----------
                   For............. $549,618,176    67.20%
                   Against.........  157,223,111    19.22%
                   Abstain.........   16,034,036     1.96%
                   Broker Non-Vote*   95,018,724    11.62%

--------
*Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                                                                  Annual Report



INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
114 State Street
Boston, MA 02109
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Trillium Asset Management Corporation
711 Atlantic Avenue
Boston, MA 02111

INVESTMENT MANAGER (Domini Trust)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Domini Trust)
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln street
Boston, MA 02111

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110
      [LOGO] GREEN CENTURY FUNDS
                                                                  July 31, 2006

                                                                  Balanced Fund

--------------------------------------------------------------------------------

                                                                         Equity
                                                                           Fund
[LOGO] GREEN CENTURY FUNDS
    An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

     (a) The registrant has adopted a Code of Ethics applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

     (c) During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

     (d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

     (e) Not applicable.

     (f) A copy of the registrant's Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board's audit committee, qualifies as an "audit committee financial expert" as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is "independent" as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 7/31/06: $25,000.00
             For the fiscal year ended 7/31/05: $22,000.00

     (b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

     (c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

             For the fiscal year ended 7/31/06: $8,700.00
             For the fiscal year ended 7/31/05: $7,700.00

     (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

   (e)(1)The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds' auditor to the Funds' investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

   (e)(2)One hundred percent of the services described in each of paragraphs
         (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

             For the fiscal year ended 7/31/06: $8,700.00
             For the fiscal year ended 7/31/05: $7,700.00

     (h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer has concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

  (a)(1) Code of Ethics: incorporated by reference to the Registrant's Form N-CSR filed on October 7, 2004.

     (2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

  (b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
-------------------------
Kristina A. Curtis
President
October 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
-----------------------------------------
Kristina A. Curtis
President and Principal Executive Officer
October 9, 2006

/s/ Bernadette L. Buck
-----------------------------------------
Bernadette L. Buck
Treasurer and Principal Financial Officer
October 9, 2006